                                                                EXHIBIT 10.11

                                   CREDIT AGREEMENT

                               Dated as of July 7, 1995

                                       between

                                 DIGITRAN CORPORATION


                                         and

                                 SILICON VALLEY BANK


                              --------------------------

                                 Line of Credit Loans

                                      $1,000,000

                              --------------------------

                                   CREDIT AGREEMENT

                                  TABLE OF CONTENTS


                                                                          Page
                                                                          ----
Preamble

Section 1   Line of Credit Loans

1.1  Amount . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
1.2  Line of Credit Note. . .  . . . . . . . . . . . . . . . . . . . . . . . 1
1.3  Requests For Line of Credit Loans . . . . . . . . . . . . . . . . . . . 1
1.4  Borrowing Base  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
1.5  Maturity Date of Line of Credit Loans . . . . . . . . . . . . . . . . . 1
1.6  Termination of Commitment . . . . . . . . . . . . . . . . . . . . . . . 1
1.7  Commitment Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

Section 2   Interest Rates; Payments and Optional Prepayments

2.1  Interest Rates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
2.2  Manner and Place of Payment . . . . . . . . . . . . . . . . . . . . . . 2
2.3  Payments Due on Saturdays, Sundays and Holidays . . . . . . . . . . . . 2
2.4  Optional Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . 2
2.5  Capital Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . 3

Section 3   Security

3.1  Security Interests  . . . . . . . . . . . . . . . . . . . . . . . . . . 3

Section 4   Conditions Precedent

4.1  This Agreement, the Note and the Security Instruments . . . . . . . . . 3
4.2  No Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
4.3  Correctness of Representations  . . . . . . . . . . . . . . . . . . . . 3
4.4  Opinion of Counsel for the Borrower . . . . . . . . . . . . . . . . . . 3
4.5  Governmental Approvals  . . . . . . . . . . . . . . . . . . . . . . . . 3
4.6  Filing of Financing Statements, etc.  . . . . . . . . . . . . . . . . . 4
4.7  Supporting Documents  . . . . . . . . . . . . . . . . . . . . . . . . . 4
4.8  Loan Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
4.9  Compliance and Borrowing Base Certificates  . . . . . . . . . . . . . . 4
4.10 Accounts Receivable Audit . . . . . . . . . . . . . . . . . . . . . . . 4
4.11 Legal Matters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

Section 5   Representations and Warranties

5.1  Corporate Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
5.2  No Violation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
5.3  Corporate Power and Authority . . . . . . . . . . . . . . . . . . . . . 5
5.4  Enforceability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
5.5  Governmental Approvals  . . . . . . . . . . . . . . . . . . . . . . . . 5
5.6  Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . 5

                                         -ii-
5.7  No Material Change  . . . . . . . . . . . . . . . . . . . . . . . . . . 6
5.8  Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
5.9  Compliance with Other Instruments: Compliance with Law  . . . . . . . . 6
5.10 Subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
5.11 Investment Company Status; Limits on Ability to Incur Indebtedness. . . 6
5.12 Title to Property . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
5.13 ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
5.14 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
5.15 Environmental Matters . . . . . . . . . . . . . . . . . . . . . . . . . 7
5.16 Intellectual Property . . . . . . . . . . . . . . . . . . . . . . . . . 7
5.17 Borrowing Base. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8


Section 6   Affirmative Covenants

6.1  Maintenance of Existence  . . . . . . . . . . . . . . . . . . . . . . . 8
6.2  Taxes and Other Liens . . . . . . . . . . . . . . . . . . . . . . . . . 8
6.3  Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
6.4  Financial Statements, Etc.  . . . . . . . . . . . . . . . . . . . . . . 8
6.5  Notice of Default. . . . . . . . . . . . . . . . . . . . . . . . . . .  9
6.6  Environmental Matters. . . . . . . . . . . . . . . . . . . . . . . . .  9
6.7  ERISA Information. . . . . . . . . . . . . . . . . . . . . . . . . . . 10
6.8  Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
6.9  Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
6.10 Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . 11
6.11 Depository Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . 11
6.12 Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11
6.13 Intellectual Property  . . . . . . . . . . . . . . . . . . . . . . . . 11

Section 7   Negative Covenants

7.1  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
7.2  Transactions with Affiliates  . . . . . . . . . . . . . . . . . . . . .11
7.3  Consolidation, Merger or Acquisition  . . . . . . . . . . . . . . . . .12
7.4  Disposition of Assets . . . . . . . . . . . . . . . . . . . . . . . . .12
7.5  Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
7.6  Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
7.7  Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . .13
7.8  Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .13
7.9  Leases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
7.10 Sale and Leaseback . . . . . . . . . . . . . . . . . . . . . . . . . . 14
7.11 Additional Stock Issuance by Subsidiaries  . . . . . . . . . . . . . . 14
7.12 Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . 14
7.13 Quick Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
7.14 Minimum Profitability  . . . . . . . . . . . . . . . . . . . . . . . . 14
7.15 Leverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
7.16 Tangible Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . 15

Section 8   Events of Default

8.1 Events of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . .15

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                                        -iii-

8.2   Remedies Upon an Event of Default. . . . . . . . . . . . . . . . . . . .16

Section 9   Definition

9.1   Certain Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . .17

Section 10  Miscellaneous

10.1  Accounting Terms and Definitions. . . . . . . . . . . . . . . . . . . . 23
10.2  Amendments, Etc . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
10.3  Notices, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
10.4  No Waiver; Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . 23
10.5  Right of Set-off. . . . . . . . . . . . . . . . . . . . . . . . . . . . 23
10.6  Expenses; Indemnification . . . . . . . . . . . . . . . . . . . . . . . 24
10.7  Binding Effect. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
10.8  Severability. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
10.9  Governing law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
10.10 Waiver of Jury Trial. . . . . . . . . . . . . . . . . . . . . . . . . . 25
10.11 Venue, Consent to Service of Process. . . . . . . . . . . . . . . . . . 25
10.12 Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
10.13 Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25


Exhibits

A   -    Line of Credit Note
B   -    Security Agreement
C   -    Compliance Certificate
D   -    Borrowing Base Certificate
E   -    Borrowing Certificate

Schedules

A   -    Disclosure Schedule
B   -    Intellectual Property
7.2      Transactions with Affiliates

                                   CREDIT AGREEMENT



    THIS CREDIT AGREEMENT, dated as of July 7, 1995 by and between DIGITRAN CORPORATION, a Delaware corporation with its principal place of business at 379 Thornall Street, Edison, New Jersey 08837 (the "BORROWER") and SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3000 Lakeside Drive, P.O. Box 3762, Santa Clara, California 95054 with a loan production office located at Wellesley Office Park, 45 William Street, Wellesley, Massachusetts 02181 doing business under the name Silicon Valley East (the "BANK").

    SECTION 1      LINE OF CREDIT LOANS.

         1.1 AMOUNT. Subject to and upon the terms and conditions set forth below, the Bank agrees to make loans (each a "LINE OF CREDIT LOAN" and collectively, the "LINE OF CREDIT LOANS") to the Borrower under this Section 1 from time to time to and including the date which is one year from the date set forth above (the "COMMITMENT EXPIRATION DATE"), unless earlier terminated pursuant to Section 1.6, in an aggregate principal amount not to exceed at any one time outstanding the sum of $1,000,000 (the "LINE OF CREDIT COMMITMENT"), subject to the limitation set forth in Section 1.4. Within the limit of the Line of Credit Commitment, the Borrower may borrow, repay and reborrow at any time or from time to time until the Commitment Expiration Date, or the termination of the Line of Credit Commitment, whichever occurs earlier.

         1.2 LINE OF CREDIT NOTE. The Line of Credit Loans shall be evidenced by and payable with interest in accordance with the note of the Borrower in the form of attached EXHIBIT A, dated today's date (the "NOTE").

         1.3 REQUESTS FOR LINE OF CREDIT LOANS. Whenever the Borrower desires to obtain a Line of Credit Loan, it shall notify the Bank by telex, telecopy or telephone received no later than 1:00 p.m. (Boston time) one Banking Day before the day on which the requested Line of Credit Loan is to be made. Such notice shall specify the effective date and the amount of such Loan. Each such notice (a "NOTICE OF BORROWING") shall be irrevocable and shall be immediately followed by a written Borrowing Certificate by the Borrower substantially in the form of attached EXHIBIT E, provided, if such written confirmation differs in any material respect from the action taken by the Bank, the records of the Bank shall control absent manifest error. The Bank shall make such Line of Credit Loan by crediting its amount in immediately available funds to the Borrower's regular deposit account with the Bank.

         1.4 BORROWING BASE. The Borrower shall not permit, or request any advance hereunder that would cause, the sum of the aggregate unpaid principal amount of all Line of Credit Loans under this Line of Credit Commitment (the "EXTENSIONS OF CREDIT"), to exceed at any time an amount equal to the lesser of (i) the Line of Credit Commitment or (ii) 50% of all Eligible Domestic Accounts Receivable at such time (such lesser amount, the "BORROWING BASE").

         1.5 MATURITY DATE OF LINE OF CREDIT LOANS. All Line of Credit Loans shall mature and the total unpaid principal amount thereunder shall be due and payable on July 7, 1996 (the "MATURITY DATE"), at which time all amounts advanced under this Section 1 shall be immediately due and payable.

         1.6 TERMINATION OF COMMITMENT. The Borrower, upon (a) at least two (2) Banking Days' prior written notice to the Bank and (b) the repayment in full of the outstanding principal balance of the Line of Credit Loans (and accrued interest thereon) and the payment in full of any expenses or other fees owed by the Borrower to the Bank under or pursuant to this Agreement, may elect to permanently terminate the Line of Credit Commitment.

         1.7 COMMITMENT FEE. The Borrower agrees to pay the Bank a commitment fee (the "Commitment Fee") for the period commencing on the date hereof and including the Maturity Date (or such earlier date as the Line of Credit Commitment shall have been terminated) computed at a rate equal to 1/2 of 1% per annum on the average daily unused portion of the Line of Credit Commitment. Accrued Commitment Fees shall be due and payable quarterly in arrears on the last Banking Day of July and October 1995 and January and April 1996, respectively.

    SECTION 2      INTEREST RATES; PAYMENTS AND OPTIONAL PREPAYMENTS.

         2.1       INTEREST RATES.

         (a) The Borrower agrees to pay interest on the unpaid principal amount of each Line of Credit Loan for each day from and including the date such Line of Credit Loan was made to but excluding the date the principal on such Line of Credit Loan is due (whether at maturity, by acceleration or otherwise), at a fluctuating rate per annum equal to the Prime Rate plus 2%, which interest rate shall change when the Prime Rate shall change. Such interest shall be payable monthly in arrears on the last day of each month commencing with the first such date hereafter and when the principal amount of such Line of Credit Loan is due (whether at maturity, by acceleration or otherwise).

         (b) Any overdue principal or other payment with respect to any Extension of Credit, including without limitation any overdue interest to the extent permitted by law, shall, at the Bank's option, bear interest (after as well as before judgment), payable on demand, for each day from and including the date payment was due to but excluding the date of actual payment, at a fluctuating rate per annum equal to the Prime Rate plus five (5) percent per annum.

         2.2 MANNER AND PLACE OF PAYMENT. All payments under this Agreement or otherwise in respect of the Line of Credit Loans shall be made not later than 2:00 p.m. (Boston time) on the date when due and shall be made in immediately available funds at the Office of the Bank or by the Borrower's check drawn on the depositary account(s) maintained by the Borrower with the Bank, payable to the Bank or its order. All payments shall be made without setoff, counterclaim, withholding or reduction of any kind whatsoever. Borrower will regularly deposit funds received from its business activities in accounts maintained by the Borrower at Bank's offices in California. Borrower hereby requests and authorizes the Bank to debit any of Borrower's accounts with the Bank, specifically, without limitation, Account Number 07-00347100, for payments of interest and principal due on the Line of Credit Loans and any other obligations owing by the Borrower to the Bank. The Bank will notify the Borrower of all debits which the Bank makes against the Borrower's accounts.
Any such debits against the Borrower's accounts in no way shall be deemed a set-off.

         2.3 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. Whenever any payment to be made hereunder or under the Note shall be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall be included in computing any interest or fees due.

         2.4 OPTIONAL PREPAYMENTS. The Borrower shall have the right to prepay the Line of Credit Loans in whole or in part, without premium or penalty, at any time and from time to time, provided that at the time of the prepayment in full of all Extensions of Credit, the Borrower shall pay all interest accrued on the amount prepaid. Principal amounts repaid or prepaid under the Note or under the Line of Credit Commitment may be reborrowed by the Borrower subject to the terms hereof; PROVIDED, HOWEVER, that any funds repaid or prepaid on or after the earlier to occur of (a) the Commitment Expiration Date or (b) the termination of the Line of Credit Commitment pursuant to Section 1.6 hereof, may not be reborrowed or readvanced thereafter.

         2.5 CAPITAL REQUIREMENTS. If the Bank shall determine that the adoption or implementation after the date hereof of any applicable law, rule, regulation or treaty regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank (or its applicable lending office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of the Bank or any Person controlling the Bank (a "PARENT") as a consequence of its obligations hereunder to a level below that which the Bank (or its Parent) could have achieved but for such adoption, change or compliance (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the Bank to be material, then from time to time, within 15 days after demand by the Bank the Borrower shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction. A statement of the Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive absent manifest error; PROVIDED that the determination thereof is made on a reasonable basis.

    SECTION 3      SECURITY.

         3.1 SECURITY INTERESTS. The Borrower agrees to grant to the Bank a security interest in, and a lien on, all right, title and interest of the Borrower in and to all assets of the Borrower and to enter a Security Agreement in favor of the Bank in the form of EXHIBIT B hereto (the "SECURITY AGREEMENT") in order to secure payment and performance of the Borrower's obligations to the Bank under this Agreement, the Note and the other Loan Documents.

    SECTION 4      CONDITIONS PRECEDENT.

    The Bank shall not be obligated to make any Extensions of Credit to the Borrower hereunder until the following conditions have been satisfied:

         4.1 THIS AGREEMENT, THE NOTE AND THE SECURITY INSTRUMENTS. This Agreement, the borrowings hereunder, the Note, the Security Instruments and all transactions contemplated by this Agreement and the Security Instruments shall have been duly authorized by the Borrower. The Borrower shall have duly executed and delivered to the Bank this Agreement, the Note and the Security Instruments to the Bank in form and substance satisfactory to the Bank and its counsel.

         4.2 NO DEFAULT. On the date hereof and on the date of the making of each Extension of Credit, no Default or Event of Default shall have occurred and be continuing.

         4.3 CORRECTNESS OF REPRESENTATIONS. On the date hereof and on the date of each Extension of Credit, all representations and warranties made by the Borrower in Section 5 below or otherwise in writing in connection herewith shall be true and correct with the same effect as though such representations and warranties had been made on and as of today's date, except that representations and warranties expressly limited to a certain date shall be true and correct as of that date.

         4.4 OPINION OF COUNSEL FOR THE BORROWER. On the date hereof, the Bank shall have received the favorable opinion of Brobeck, Phleger & Harrison, counsel for the Borrower, in form and substance satisfactory to the Bank and its counsel.

         4.5 GOVERNMENTAL APPROVALS. On the date hereof and on the date of each Extension of Credit, all necessary approvals, licenses, permissions, registrations or validations of any Governmental Authority required for the execution, delivery, performance or carrying out of the provisions of this Agreement, the Note and the

Security Instruments, or for the validity or enforceability of the obligations incurred thereunder (other than the filing of financing statements as required under Section 4.6 below), shall have been obtained and shall be in full force and effect and copies thereof certified by a duly authorized officer of the Borrower to such effect shall have been delivered to the Bank.

         4.6 FILING OF FINANCING STATEMENTS, ETC. On or before the making of the Line of Credit Loans, financing statements, and other appropriate documentation relating to the security interests and rights granted pursuant to the Security Instruments, executed and delivered by the Borrower to the Bank, shall have been duly recorded or filed in such manner and in such places as is required by law (including, pursuant to the UCC) to establish, preserve, protect, and perfect such security interests and rights; and all taxes, fees and other charges in connection with the execution, delivery and filing of this Agreement and such financing statements and other appropriate documentation shall have been duly paid.



         4.7 SUPPORTING DOCUMENTS. On or before the date hereof, there shall have been delivered to the Bank the following supporting documents:

         (a) legal existence and corporate good standing certificates with respect to the Borrower dated as of a recent date issued by the Secretary of State for Delaware or other officials;

         (b) certificates dated as of a recent date with respect to the due qualification of the Borrower to do business in New Jersey issued by the Secretary of State of New Jersey;

         (c) copies of the corporate charter of the Borrower, certified by the appropriate Secretaries of State or other officials, as in effect on the date hereof;

         (d) a certificate of the Secretary or Assistant Secretary of the Borrower certifying as to (i) the By-Laws of the Borrower, as in effect on the date hereof; (ii) the incumbency and signatures of the officers of the Borrower who have executed any documents in connection with the transactions contemplated by this Agreement; and (iii) the resolutions of the Board of Directors and, to the extent required by law, the shareholders, of the Borrower authorizing the execution, delivery and performance of this Agreement and the making of the Line of Credit Loans hereunder, and the execution and delivery of the Note; and

         (e) all other information and documents which the Bank or its counsel may request in connection with the transactions contemplated by this Agreement.

         4.8 LOAN FEE. The Borrower shall have paid a nonrefundable fee to the Bank in the amount of $10,000, as well as all actual and reasonable fees and disbursements incurred in connection with the preparation of this Agreement and the other Loan Documents by Sullivan & Worcester, special counsel to the Bank.

         4.9 COMPLIANCE AND BORROWING BASE CERTIFICATES. The Borrower shall have furnished to the Bank a Compliance Certificate in the form of attached EXHIBIT C appropriately completed and signed by the chief financial officer of the Borrower, and to the extent the Borrower is requesting an Extension of Credit on the date hereof, a Borrowing Base Certificate in the form of EXHIBIT D hereto appropriately completed and signed by the chief financial officer or president of the Borrower, each of which certificates shall reflect compliance by the Borrower with the requirements of this Credit Agreement.

         4.10 ACCOUNTS RECEIVABLE AUDIT. The Bank shall have received the results of an accounts receivable audit satisfactory to the Bank in all respects.

         4.11 LEGAL MATTERS. All documents and legal matters incident to the transactions contemplated by this Agreement shall be satisfactory to Sullivan & Worcester, special counsel for the Bank.

    Each borrowing hereunder shall constitute a representation and warranty by the Borrower to the Bank that all of the conditions specified in this Section 4 have been complied with as of the time of any such Borrower Loan.

    SECTION 5      REPRESENTATIONS AND WARRANTIES.

    In order to induce the Bank to enter into this Agreement and to make the contemplated Extensions of Credit, the Borrower hereby represents and warrants as follows (except to the extent qualified by supplemental disclosure set forth on SCHEDULE A hereto) and the following representations and warranties as so qualified shall survive the execution and delivery of this Agreement and any of the Line of Credit Loans:

         5.1 CORPORATE STATUS. The Borrower and each of its Subsidiaries (if any) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the failure to do so would have a Material Adverse Effect.

         5.2 NO VIOLATION. Neither the execution, delivery or performance of this Agreement or any other Loan Document, nor consummation of the contemplated transactions will contravene any law, statute, rule or regulation to which the Borrower or any of its Subsidiaries is subject or any judgment, decree, franchise, order or permit applicable to the Borrower or any of its Subsidiaries, or will conflict or be inconsistent with or will result in any breach of, or constitute a default under, or result in or require the creation or imposition of any Lien (other than the lien created by the Security Instruments) upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to, any Contractual Obligation of the Borrower or any of its Subsidiaries, or violate any provision of the corporate charter or by-laws of the Borrower or any of its Subsidiaries.

         5.3 CORPORATE POWER AND AUTHORITY. The execution, delivery and performance of this Agreement and the other Loan Documents are within the corporate powers of the Borrower and have been duly authorized by all necessary corporate action.

         5.4 ENFORCEABILITY. This Agreement and each other Loan Document constitutes a valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity, whether applied in a court of equity or at law.

         5.5 GOVERNMENTAL APPROVALS. No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any Governmental Authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement or any other Loan Document by the Borrower, or the taking of any action contemplated hereby or thereby, except for the filing of UCC-1 financing statements in the appropriate UCC filing offices listed on the Perfection Certificate (as defined in the Security Agreement).

         5.6       FINANCIAL STATEMENTS. (a) The Borrower has furnished the
Bank with complete and correct copies of the audited consolidated balance sheet of the Borrower and its Subsidiaries as of the Financial Statements Date, and the related audited consolidated statements of income and of cash flows for the fiscal year of the Borrower and its Subsidiaries ended on such date, examined by the Accountants. Such financial statements (including the related schedules and notes) fairly present the consolidated financial condition of the Borrower and its Subsidiaries as of the Financial Statements Date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended.

         (b) Neither the Borrower nor any of its Subsidiaries has any material liabilities, contingent or otherwise, including liabilities for taxes or any unusual forward or long-term commitments or any Guarantee, which are not disclosed by or included in the above-referenced financial statements or the accompanying notes and there are no unrealized or anticipated losses from any unfavorable commitments of the Borrower or any of its Subsidiaries which may have a Material Adverse Effect. During the period from the Financial Statements Date to the date hereof: (i) there has been no sale, transfer or other disposition by the Borrower or any of its Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any Person) material in relation to the consolidated financial condition of the Borrower and its Subsidiaries at the Financial Statements Date; and (ii) neither the Borrower nor any of its Subsidiaries has made a Restricted Payment, or agreed or committed to make a Restricted Payment.

         (c) All the above-referenced financial statements (including the related schedules and notes) have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the Accountants and disclosed therein and, in the case of interim financial statements, subject to normal year-end adjustments and the absence of footnotes and schedules).

         5.7 NO MATERIAL CHANGE. Since the Financial Statements Date there has been no development or event, nor to the best knowledge of the Borrower, any prospective development or event, which has had or could have a Material Adverse Effect.

         5.8 LITIGATION. There are no actions, suits or proceedings pending or threatened against or affecting the Borrower or any of its Subsidiaries before any Governmental Authority, which in any one case or in the aggregate, if determined adversely to the interests of the Borrower or any Subsidiary thereof, would have a Material Adverse Effect.

         5.9 COMPLIANCE WITH OTHER INSTRUMENTS: COMPLIANCE WITH LAW. Neither the Borrower nor any Subsidiary thereof is in default under (a) any Contractual Obligation, where such default could have a Material Adverse Effect, or (b) the terms of any Contractual Obligation relating to any Indebtedness of the Borrower or such Subsidiary in excess of $25,000. Neither the Borrower nor any Subsidiary thereof is in default and or in violation of any applicable statute, rule, writ, injunction, decree, order or regulation of any Governmental Authority having jurisdiction over the Borrower or any Subsidiary thereof which default or violation could have a Material Adverse Effect.

         5.10 SUBSIDIARIES. The Borrower has no Subsidiaries at the date hereof.

         5.11 INVESTMENT COMPANY STATUS; LIMITS ON ABILITY TO INCUR INDEBTEDNESS. Neither the Borrower nor any of its Subsidiaries is an "investment company" or a company "controlled by" an investment company within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

         5.12      TITLE TO PROPERTY.  The Borrower and each of its
Subsidiaries has good and marketable title to all of its properties and assets, including the properties and assets reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as of the Financial Statements Date, except such as have been disposed of since that date in the ordinary course of business, and none of such properties or assets is subject to any Lien except for (a) Permitted Liens, or (b) a defect in title or other claim other than defects and claims that, in the aggregate, would have no Material Adverse Effect. The Borrower and each of its Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its properties and assets, none of which contains any unusual or burdensome provisions which might materially affect or impair such properties or assets. All such leases are valid and subsisting and are in full force and effect.

         5.13 ERISA. The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA (other than to make contributions or premium payments in the ordinary course).

         5.14 TAXES. All tax returns of the Borrower and its Subsidiaries required to be filed have been timely filed, all taxes, fees and other governmental charges (other than those being contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been established and, in the case of AD VALOREM taxes or betterment assessments, no proceedings to foreclose any lien with respect thereto have been commenced and, in all other cases, no notice of lien has been filed or other action taken to perfect or enforce such lien) shown thereon which are payable have been paid. The charges and reserves on the books of the Borrower and its Subsidiaries for all income and other taxes are adequate, and the Borrower knows of no additional assessment or any basis therefor. The Federal income tax returns of the Borrower and its Subsidiaries have not been audited within the last three years, all prior audits have been closed, and there are no unpaid assessments, penalties or other charges arising from such prior audits.

         5.15 ENVIRONMENTAL MATTERS. (a) The Borrower and each of its Subsidiaries have obtained all Governmental Approvals that are required for the operation of its business under any Environmental Law, except where the failure to so obtain a Governmental Approval would not have a Material Adverse Effect.

         (b) The Borrower and each of its Subsidiaries are in compliance with all terms and conditions of all required Governmental Approvals and are also in compliance with all terms and conditions of all applicable Environmental Laws, noncompliance with which would have a Material Adverse Effect.

         (c) There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or, to the best knowledge of the Borrower threatened against the Borrower or any Subsidiary thereof relating in any way to the Environmental Laws, and there is no Lien of any private entity or Governmental Authority against any property of the Borrower or any Subsidiary thereof relating in any way to the Environmental Laws.

         (d) There has been no claim, complaint, notice, or request for information received by the Borrower with respect to any site listed on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") 42 USC Section 9601 ET SEQ. or any state list of sites requiring investigation or cleanup with respect to contamination by Hazardous Substances.

         (e) To the best of the Borrower's knowledge, there has been no release or threat of release of any Hazardous Substance at any Borrower Property which would likely result in liability being imposed upon the Borrower or any Subsidiary thereof, which liability would have a Material Adverse Effect.

         5.16 INTELLECTUAL PROPERTY. Schedule B lists all of the copyrights, patents, trademarks and similar rights which are registered with or granted by an agency of the United States ("INTELLECTUAL PROPERTY") owned by the Borrower and its Subsidiaries as of the date hereof, together with information, where applicable, as to registration number, filing date, record owner and remaining life. Except as set forth in SCHEDULE B, the Borrower or a Subsidiary thereof is the absolute owner of all right, title and interest in the Intellectual Property, free and clear of all Liens in favor of other Persons with full right to pledge, sell, assign, transfer and grant a security interest therein.

The Borrower and each of its Subsidiaries owns or possesses such Intellectual Property and similar rights necessary for the conduct of its business as now conducted, without any known conflict with the rights of others which would have a Material Adverse Effect.

         5.17 BORROWING BASE. Giving effect to any Extensions of Credit to be made as of the date hereof under this Agreement, the aggregate amount of all Extensions of Credit under this Agreement does not exceed the Borrowing Base on the date hereof.

    SECTION 6      AFFIRMATIVE COVENANTS.

    The Borrower covenants and agrees that for so long as this Agreement is in effect and until the Note, together with all interest thereon and all other Obligations of the Borrower to the Bank are paid or satisfied in full:

         6.1 MAINTENANCE OF EXISTENCE. The Borrower will, and will cause each of its Subsidiaries to, maintain its existence and comply with all applicable statutes, rules and regulations and to remain duly qualified as a foreign corporation, licensed and in good standing in each jurisdiction where such qualification or licensing is required by the nature of its business, the character and location of its property, business, or the ownership or leasing of its property, except where such noncompliance or failure to so qualify would not have a Material Adverse Effect, and the Borrower will, and will cause each of its Subsidiaries to, maintain its properties in good operating condition, and continue to conduct its business as presently conducted.

         6.2 TAXES AND OTHER LIENS. The Borrower will, and will cause each of its Subsidiaries to, pay when due all taxes, assessments, governmental charges or levies, or claims for labor, supplies, rent and other obligations made against it which, if unpaid, might become a Lien against the Borrower or such Subsidiary or on its property, except liabilities being contested in good faith and by proper proceedings, as to which adequate reserves are maintained on the books of the Borrower or its Subsidiaries, in accordance with GAAP.

         6.3 INSURANCE. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Borrower and its Subsidiaries operate, provided that in any event the Borrower and its Subsidiaries shall maintain or cause to be maintained (a) insurance against casualty, loss or damage covering all property and improvements of the Borrower and its Subsidiaries in amounts and in respect of perils usually carried by owners of similar businesses and properties in the same general areas in which Borrower and its Subsidiaries operate; (b) comprehensive general liability insurance against claims for bodily injury, death or property damage; and (c) workers' compensation insurance to the extent required by applicable law. In the case of policies referenced in clauses (a) and (b) above, all such insurance shall (i) name the Borrower and the Bank as loss payees and additional insureds as their interests may appear; (ii) provide that no termination, cancellation or material reduction in the amount or material modification to the extent of coverage shall be effective until at least 30 days after receipt by the Bank of notice thereof; and (iii) be reasonably satisfactory in all other respects to the Bank.

         6.4       FINANCIAL STATEMENTS, ETC.  The Borrower will furnish to the
Bank:

         (a) within twenty-eight (28) days after the end of each calendar month (including the last month of the fiscal year), the unaudited consolidated balance sheet and income statement of the Borrower and its Subsidiaries as at the end of, and for, such month (provided, however, that in the case of financial statements for the last month of any fiscal quarter, such financial statements shall include an income statement for such fiscal quarter), accompanied by a certificate of the chief financial officer of the Borrower to the effect that such financial statements fairly present the consolidated financial condition of the Borrower and its Subsidiaries as of the end of such month, and the consolidated results of their operations for such month, in each case in accordance with GAAP (except for the absence of footnotes) consistently applied (subject to normal year-end audit adjustments);

         (b) within one hundred five (105) days after the last day of each fiscal year of the Borrower, the audited consolidated balance sheet and income statement and statement of cash flows of the Borrower and its Subsidiaries as at and for the fiscal year then ended, certified by the Accountants (the substance of such report to be satisfactory to the Bank), together with a certificate of the chief financial officer of the Borrower to the effect that such financial statements fairly present the consolidated financial condition of the Borrower and its Subsidiaries as of the end of such fiscal year, and the consolidated results of their operations for such fiscal year, in each case in accordance with GAAP. The Borrower shall indicate on said financial statements all guarantees or unusual forward or long-term commitments made by the Borrower or any Subsidiary thereof;

         (c) at the time of the delivery of the monthly and yearly financial statements required by paragraphs (a) and (b) above, a Compliance Certificate signed by the chief financial officer or the president of the Borrower in the form attached to this Agreement as EXHIBIT C, appropriately completed;

         (d) within fifteen (15) days after the end of each fiscal month of the Borrower, (i) a list of the accounts receivable aging and payables aging for the Borrower as of the end of such month in such form as the Bank may prescribe, all in reasonable detail and (ii) a Borrowing Base Certificate signed by the chief financial officer or the president of the Borrower in the form attached to this Agreement as EXHIBIT D appropriately completed;

         (e) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports, proxy statements and other materials;

         (f) promptly upon request by the Bank, copies of any management letter provided by the Accountants;

         (g) promptly upon the filing thereof by the Borrower with the SEC (and in any event within ten (10) days of such filing), copies of any registration statements and reports on Forms 10-K, 10-Q and 8-K (or their equivalents if such forms no longer exist);

         (h) promptly upon becoming aware of any litigation or other proceeding against the Borrower or any Subsidiary thereof that may have a Material Adverse Effect, notice thereof; and

         (i) promptly following the request of the Bank, such further information concerning the business, affairs and financial condition or operations of the Borrower and its Subsidiaries as the Bank may reasonably request.

         6.5 NOTICE OF DEFAULT. As soon as practicable, and in any event, within three (3) Banking Days of becoming aware of the existence of any condition or event which constitutes a Default, the Borrower will provide the Bank with written notice specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto.

         6.6       ENVIRONMENTAL MATTERS.

         (a) The Borrower and each of its Subsidiaries shall comply with all terms and conditions of all applicable Governmental Approvals and all applicable Environmental Laws, except where failure to comply would not have a Material Adverse Effect.

         (b) The Borrower shall promptly notify the Bank should the Borrower become aware of:

              (i) any spill, release, or threat of release of any Hazardous Substance at or from any Borrower Property or by any Person for whose conduct the Borrower or any Subsidiary thereof is responsible, to the extent the Borrower is required by Environmental Laws to report such to any Governmental Authority;

              (ii) any action or notice with respect to a civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter pending or threatened against the Borrower or any Subsidiary thereof relating in any way to the Environmental Laws, or any Lien of any Governmental Authority or any other Person against any Borrower Property relating in any way to the Environmental Laws;

              (iii) any claim made or threatened by any Person against the Borrower or any Subsidiary thereof or any property of the Borrower or any Subsidiary thereof relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Substance pertaining to such property or the business or operations of the Borrower or such Subsidiary; and

              (iv) any occurrence or condition on any real property adjoining or in the vicinity of any Borrower Property known to the officers or supervisory personnel of the Borrower or any Subsidiary thereof or other employees having responsibility for the compliance by the Borrower or any Subsidiary thereof with Environmental Laws, without any independent investigation, which does cause, or could cause, such Borrower Property, or any part thereof, to contain Hazardous Substances in violation of any Environmental Laws, or which does cause, or could cause, such Borrower Property to be subject to any restrictions on the ownership, occupancy, transferability or use thereof by the Borrower or any Subsidiary thereof.

         (c) The Borrower will, and will cause each of its Subsidiaries to, at its own cost and expense, and within such period as may be required by applicable law or regulation, initiate all remedial actions and thereafter diligently prosecute such action as shall be required by law for the cleanup of such Borrower Property, including all removal, containment and remedial actions in accordance with all applicable Environmental Laws and shall further pay or cause to be paid, at no expense to the Bank, all cleanup, administrative, and enforcement costs of applicable Government Authorities which may be asserted against such Borrower Property.

         6.7 ERISA INFORMATION. If and when the Borrower or any member of the Controlled Group (a) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, (b) receives notice of complete or partial withdrawal liability under Title IV of ERISA or (c) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer the Plan, the Borrower shall in each such instance promptly furnish to the Bank a copy of any such notice.

         6.8 INSPECTION. The Borrower will, upon the request of the Bank, permit a representative of the Bank to discuss its affairs, finances and accounts with its officers and accountants, at such reasonable times and as often as the Bank may reasonably request and cause each of its Subsidiaries to do so. In addition, the Borrower shall permit a representative of the Bank (including any field examiner or auditor retained by the Bank) to conduct, or cause to be conducted, at the Borrower's expense, an audit of the Borrower's accounts receivable and to make copies of the Borrower's books and records twice during each year commencing on the date hereof and the anniversary of such date, as the case may be, (the "Applicable Date") and ending on the next anniversary of the Applicable Date, provided, however, as long as an Event of Default has occurred and is continuing such audits and may be conducted at more frequent intervals as determined by the Bank.

         6.9 USE OF PROCEEDS. The Borrower shall use the proceeds of the borrowings under the Note for the working capital purposes of the Borrower. Without limiting the foregoing, no part of such proceeds will be used for the purpose of purchasing or carrying any "margin security" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

         6.10 FURTHER ASSURANCES. The Borrower will, and will cause each of its Subsidiaries to, execute and deliver to the Bank any writings and do all things necessary, effectual or reasonably requested by the Bank to carry into effect the provisions and intent of this Agreement or any other Loan Document.

         6.11 DEPOSITORY ACCOUNTS. The Borrower shall maintain its primary operating deposit accounts at the offices of the Bank, and shall deposit a portion (as agreed with the Bank, from time to time) of its excess cash with the Bank in either a demand deposit account, a money market deposit account, or certificates of deposit, or a combination thereof.

         6.12 SUBSIDIARIES. The Borrower shall immediately notify the Bank of the organization of any foreign or domestic Subsidiaries of the Borrower. The Bank may require that any Subsidiary with total assets in excess of $25,000) become a party to any of the Loan Documents as guarantors or sureties and/or that the Borrower pledge the stock of any Subsidiary as collateral for the Obligations of the Borrower.

         6.13 INTELLECTUAL PROPERTY. The Borrower will promptly inform the Bank of all applications filed by the Borrower for trademarks, patents and copyrights and of all trademarks, patents and copyrights granted on or after the date of this Agreement, and, upon the request of the Bank, will promptly execute and deliver such forms of conditional assignment, mortgage, pledge and similar documents as the Bank may reasonably require so as to ensure that the security interests granted pursuant to the Security Instruments extend to and are perfected in respect of such additional trademarks, patents and copyrights.

    SECTION 7      NEGATIVE COVENANTS.

    The Borrower covenants and agrees that for so long as this Agreement is in effect and until the Note, together with all interest thereon and all other Obligations of the Borrower to the Bank are paid or satisfied in full, without the prior written consent of the Bank:

         7.1 ERISA. The Borrower will not permit any pension plan maintained by the Borrower or by any member of a "Controlled Group" (ERISA
Section 210(c) or ERISA Section 210(d)) of which the Borrower is a member to:
(a) engage in any "prohibited transaction" (ERISA Section 2003(c)); (b) fail to report to the Bank a "reportable event" (ERISA Section 4043) within 30 days after its occurrence or as to any reportable event as to which the 30-day notice period requirement of Section 4043(b) of Title IV of ERISA has been waived by the PBGC, within 30 days of such time as the Borrower is requested by the PBGC to notify the PBGC of such reportable event; (c) incur any "accumulated funding deficiency" (ERISA Section 302); (d) terminate its existence at any time in a manner which could result in the imposition of a Lien (in an amount in excess or 5% of the consolidated total assets of the Borrower and its Subsidiaries) on the property of the Borrower or any Subsidiary thereof; or (e) fail to report to the Bank any "complete withdrawal" or "partial withdrawal" by the Borrower or an affiliate from a "multiemployer plan" (ERISA Sections 4203, 4205, and 4001, respectively). The quoted terms are defined in the respective sections of ERISA cited above.

         7.2 TRANSACTIONS WITH AFFILIATES. Except for transactions disclosed in Schedule 7.2 attached hereto, the Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, pay any funds to or for the account of, make any Investment in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, or engage in any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate of the Borrower, unless such transaction (a) is otherwise permitted under this Agreement, (b) is in the ordinary course of the Borrower's or such Subsidiary's business, and (c) is upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary as those that could be obtained in a comparable arm's length transaction with a Person not an Affiliate.

         7.3 CONSOLIDATION, MERGER OR ACQUISITION. The Borrower will not, and will not permit any of its Subsidiaries to, merge or consolidate with or into any other Person, or make any acquisition of the business of any other Person unless it obtains the prior written consent of the Bank; PROVIDED that any Subsidiary may merge into Borrower or any wholly-owned Subsidiary of the Borrower; and PROVIDED FURTHER that the Borrower or a Subsidiary may acquire the business of another Person or merge with another Person as long as (a) no Event of Default has occurred and is continuing or would otherwise result therefrom;
(b) the other Person is in the same or a related line of business; (c) the Borrower or the Subsidiary is the surviving corporation, and (d) there would be no resulting change in senior management of the Borrower or the Subsidiary.

         7.4 DISPOSITION OF ASSETS. The Borrower will not, and will not permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, accounts receivable and leasehold assets), whether now owned or hereafter acquired, except:

         (a) obsolete or worn out property disposed of in the ordinary course of business;

         (b) the sale or other disposition of any property in the ordinary course of business, PROVIDED that the aggregate book value of all assets (other than inventory) so sold or disposed of in any period of twelve consecutive months shall not exceed 5% of the consolidated total assets of the Borrower and its Subsidiaries as at the beginning of such twelve month period; and

         (c)       the sale of inventory in the ordinary course of business.

         7.5 INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except:

         (a)       Indebtedness payable to the Bank;

         (b) existing Indebtedness, including Subordinated Debt, if any, listed on SCHEDULE A hereto and any extensions, renewals or replacements thereof, as long as the principal amount of such Indebtedness is not increased;

         (c) Subordinated Debt incurred by the Borrower after the date hereof; PROVIDED that, after giving effect to the incurrence of such Subordinated Debt and to the receipt and application of the proceeds thereof, no Default shall have occurred and be continuing; and

         (d) Purchase Money Indebtedness incurred by the Borrower after the date hereof; PROVIDED that, after giving effect to the incurrence of such Purchase Money Indebtedness and to the receipt and application of the proceeds thereof, no Default shall have occurred and be continuing.

         7.6 LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien on any of its properties or assets, except the following (collectively, "PERMITTED LIENS"):

         (a) Liens for taxes not delinquent or being contested in good faith and by proper proceedings, as to which adequate reserves are maintained on the books of the Borrower or its Subsidiary in accordance with GAAP;

         (b) carriers', warehousemen's, mechanics', materialmen's or similar liens imposed by law incurred in the ordinary course of business in respect of obligations not overdue, or being contested in good faith and by proper proceedings and as to which adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP;

         (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other types of social security legislation;

         (d) security deposits made to secure the performance of leases, licenses and statutory obligations incurred in the ordinary course of business;

         (e)       Liens in favor of the Bank;

         (f) existing Liens and any extensions, renewals and replacements thereof, if any, listed on SCHEDULE A hereto; PROVIDED that no such Lien is spread to cover any additional property after the date hereof, and that the amount of the Indebtedness secured thereby is not increased;

         (g) Purchase Money Security Interests made to secure such Purchase Money Indebtedness incurred pursuant to Section 7.5 (d) hereof; and

         (h) Financing Statements filed pursuant to the Uniform Commercial Code by the Borrower's lessors under the Borrower's equipment leases.

         7.7 RESTRICTED PAYMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make any Restricted Payment.

         7.8 INVESTMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, make, maintain or acquire any Investment in any Person other than:

         (a) marketable obligations issued or guaranteed by the United States of America having a maturity of one year or less from the date of purchase;

         (b) certificates of deposit, eurodollar time deposits, commercial paper or any other obligations of the Bank or of any other bank or trust company organized or licensed to conduct a banking business under the laws of the United States or any State thereof and which has (or which is a Subsidiary of a bank holding company which has) publicly traded debt securities rated A or higher by Standard & Poor's Corporation or A-2 or higher by Moody's Investors Service, Inc.;

         (c) (i) depository accounts at the Bank; and (ii) depository accounts maintained at other banks and listed on SCHEDULE A or that have been disclosed to the Bank in writing subsequent to the date hereof;

         (d) stock or obligations issued to the Borrower or any Subsidiary thereof in settlement of claims against others by reason of an event of bankruptcy or a composition or the readjustment of debt or a reorganization of any debtor of the Borrower or such Subsidiary;

         (e) commercial paper with maturities of not more than 90 days having the highest rating then given by Moody's Investors Services, Inc. or Standard & Poor's Corporation;

         (f) repurchase obligations with a term of not more than seven days for underlying securities of the types described in subparagraph (b) above entered into with the Bank or any of the banks referred to in subparagraph (b) above; and

         (g) investments made prior to the date hereof by the Borrower in its Subsidiaries, and Investments by such Subsidiaries in the Borrower, whether now existing or hereafter arising.

         7.9 LEASES. Neither the Borrower nor any of its Subsidiaries shall during any fiscal year enter into any leases of real or personal property as lessee, except that the Borrower may enter into an operating lease of personal property, if, after giving effect thereto, the aggregate amount of all payments during any one fiscal year (whether or not such payments are termed rent) under all operating leases of personal property to which the Borrower is a party does not exceed $430,000.

         7.10 SALE AND LEASEBACK. Neither the Borrower nor any of its Subsidiaries shall enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property owned by it in order to lease such property or lease other property that the Borrower or any such Subsidiary intends to use for substantially the same purpose as the property being sold or transferred.

         7.11 ADDITIONAL STOCK ISSUANCE BY SUBSIDIARIES. The Borrower shall not permit any of its Subsidiaries to issue any additional shares of its capital stock or other equity securities, any options therefor or any securities convertible thereto other than to the Borrower.

         7.12 CAPITAL EXPENDITURES. Neither the Borrower nor any of its Subsidiaries shall either purchase or agree to purchase, or incur any obligations for any equipment or other property constituting fixed assets in any fiscal year (excluding leases of real or personal property) where the aggregate of such obligations would exceed $1,270,000.

         7.13 QUICK RATIO. The Borrower will not permit the Quick Ratio at the end of any fiscal month ending during the following periods to be less than the ratio set forth below opposite such period:

                                                 Minimum
    Relevant Period                             Quick Ratio
    ---------------                             -----------

    12/31/94 through 08/31/95                    1.25 to 1
    09/30/95 and thereafter                      1 to 1

         7.14 MINIMUM PROFITABILITY. The Borrower will not permit its Net Loss for its fiscal year ending December 31, 1994 to be greater than ($3,500,000) or its Net Income or Net Loss for any of the following fiscal quarters to be less than or greater than, as the case may be, the amount set forth opposite such fiscal quarter:

              Fiscal Quarter Ending                 Net Income
              ---------------------                 ----------

              03/31/95                              ($1,200,000)
              06/30/95                              ($1,000,000)
              09/30/95                              ($850,000)
              12/31/95                              ($600,000)
              03/31/96 and thereafter                $1

         7.15 LEVERAGE. The Borrower will not permit the ratio of Total Senior Liabilities to Tangible Net Worth at the end of any fiscal month to be greater than 2.10:1.

         7.16 TANGIBLE NET WORTH.  The Borrower will not permit its Tangible
Net Worth at the end of any of the following fiscal quarters to be less than the amount set forth below opposite such fiscal quarter:

                                                       Minimum
           Fiscal Quarter Ending                   Tangible Net Worth
           ---------------------                   ------------------
                12/31/94                                   $500,000
                 3/31/95                                 $3,400,000
                 6/30/95                                 $2,500,000
                 9/30/95                                 $1,700,000
                12/31/95                                 $1,400,000
                 3/31/96                                 $1,250,000

    SECTION 8      EVENTS OF DEFAULT.

         8.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall be an "Event of Default" hereunder:

         (a) The Borrower shall default in the due and punctual payment of principal or interest on the Note, or shall default in the payment of any other amount due under any Loan Document; or

         (b) Any representation, warranty or statement made herein or any other Loan Document, or in any certificate or statement furnished pursuant to or in connection herewith or therewith, shall prove to be incorrect, misleading or incomplete in any material respect on the date as of which made or deemed made; or

         (c) The Borrower shall default in the performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to Sections 7.3 and 7.13 through 7.16; or

         (d) The Borrower shall default in the performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the provisions of this Agreement or any other Loan Document (other than those referred to in paragraphs (a) through (c) above) and such default shall continue unremedied for a period of fifteen (15) days after the occurrence of such default; or

         (e) Any obligation of the Borrower or any Subsidiary thereof in respect of any Indebtedness (other than the Note) or any Guarantee in excess of $25,000, shall be declared to be or shall become due and payable prior to the stated maturity thereof, or such Indebtedness or Guarantee shall not be paid as and when the same becomes due and payable, or there shall occur and be continuing any default under any instrument, agreement or evidence of indebtedness relating to any such Indebtedness the effect of which is to permit the holder or holders of such instrument, agreement or evidence of indebtedness, or a trustee, agent or other representative on behalf of such holder or holders, to cause such Indebtedness to become due prior to its stated maturity; or

         (f) The Borrower or a Subsidiary thereof shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

         (g) A proceeding or case shall be commenced, without the application or consent of the Borrower or any Subsidiary thereof in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or such Subsidiary or of all or any substantial part of its assets, or (iii) similar relief in respect of the Borrower or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an order for relief against the Borrower or such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

         (h) A judgment or judgments for the payment of money in excess of $50,000 (net of insurance proceeds) in the aggregate shall be rendered against the Borrower or any Subsidiary thereof and any such judgment or judgments shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof; or

         (i) The Borrower or any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $100,000 which it is obligated to pay to the PBGC or to a Plan under Title IV of ERISA; or a notice of intent to terminate a Plan or Plans having aggregate Unfunded Liabilities in excess of $100,000 shall be filed under Title IV of ERISA by the Borrower or any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans against the Borrower or any member of the Controlled Group to enforce Sections 515 or 4219(c)(5) of ERISA; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause the Borrower or one or more members of the Controlled Group to incur a current payment obligation in excess of $100,000; or

         (j) The Borrower or any Subsidiary thereof shall default in the performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the provisions of any agreement with the Bank or any instrument delivered in favor of the Bank (other than, in either case, a Loan Document), and such default shall continue unremedied beyond the grace period (in any) provided for therein; or

         (k) Any Security Instrument shall cease for any reason to be in full force and effect or shall cease to be effective to grant a perfected security interest in the collateral described in such Security Instrument with the priority stated to be granted thereby; or

         (l) Borrower shall make any payment on account of its Subordinated Debt, except to the extent such payment is expressly permitted hereby or under any subordination agreement entered into with the Bank.

         8.2 REMEDIES UPON AN EVENT OF DEFAULT. If any Event of Default shall have occurred and be continuing, the Bank may (a) declare the Line of Credit Commitment terminated (whereupon the Line of Credit Commitment shall be terminated) and/or (b) declare the principal amount then outstanding of, and the accrued interest on, the Line of Credit Loans and commitment fees and all other amounts payable hereunder and under the Note to be forthwith due and payable, whereupon such amounts shall be and become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower; PROVIDED that in the case of the occurrence of an Event of Default with respect to the Borrower referred to in clauses (f) and
(g) of Section 8.1, the Line of Credit Commitment shall be automatically terminated and the principal amount then outstanding of and the accrued interest on the Line of Credit Loans and commitment fees and all other amounts payable hereunder and under the Note shall be and become automatically and immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         SECTION 9      DEFINITIONS.

                 9.1    CERTAIN DEFINITIONS.

         "ACCOUNTANTS" means Coopers & Lybrand, or another accountant firm of national reputation or other certified public accountants selected by the Borrower and approved by the Bank.

         "AFFILIATE" means, with respect to any specified Person (the
"SPECIFIED PERSON"), any Person directly or indirectly controlling, controlled by or under direct or indirect common control with, the Specified Person and, without limiting the generality of the foregoing, includes (i) any director or officer of the Specified Person or any Affiliate of the Specified Person, (ii) any such director's or officer's parent, spouse, child or child's spouse (a "RELATIVE"), (iii) any group acting in concert, of one or more such directors, officers, relatives or any combination thereof (a "GROUP"), (iv) any Person controlled by any such director, officer, relative or group in which any such director, officer, relative or group beneficially owns or holds 5% or more of any class of voting securities or a 5% or greater equity or profits interest and
(v) any Person or group which beneficially owns or holds 5% or more of any class of voting securities or a 5% or greater equity or profits interest in the Specified Person. For the purposes of this definition, the term "control" when used with respect to any Specified Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Specified Person, whether through the ownership of voting securities, by contract or otherwise.

         "AGREEMENT" shall mean this Credit Agreement.

         "BANKING DAY" shall mean any day, excluding Saturday and Sunday and excluding any other day which in the Commonwealth of Massachusetts or the State of California is a legal holiday or a day on which banking institutions are authorized by law to close.

         "BORROWER PROPERTY" means any real property owned, occupied, or operated by the Borrower or any of its Subsidiaries.

         "BORROWING BASE" shall have the meaning specified in Section 1.4.

         "CODE" means the Internal Revenue Code of 1986, as amended, or any successor statute.

         "COLLATERAL" shall have the meaning given that term in the Security Agreement.

         "COMMITMENT COMMISSION" shall have the meaning specified in Section
1.7.

         "COMMITMENT EXPIRATION DATE" shall have the meaning specified in
Section 1.1.

         "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "CONTROLLED GROUP" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

         "CURRENT LIABILITIES" means, at any time, all liabilities of the Borrower and its Subsidiaries at such time, on a consolidated basis, that would be classified as current liabilities in accordance with GAAP, including, without limitation, all Indebtedness of the Borrower and its Subsidiaries payable on demand or maturing within one year of such time, or renewable at the option of the Borrower or such Subsidiary for a period of not more than one year from such time, and all serial maturity and periodic or installment payments on any Indebtedness, to the extent such payments are required to be made within one year from such time.

         "DEFAULT" means any condition or event that constitutes an Event of Default or that with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "ELIGIBLE DOMESTIC ACCOUNTS RECEIVABLE" means an account receivable owing to the Borrower which met the following specifications at the time it came into existence and continues to meet the same until it is collected in full:

              (a) The original stated maturity of the account is not more than 90 days after the invoice date thereof, and the account (regardless of its stated maturity date) does not remain unpaid more than 90 days after such invoice date.

              (b) The account arose from the performance of services or an outright sale of goods by Borrower, such goods have been shipped to the account debtor, and Borrower has possession of, or has delivered to Bank, shipping and delivery receipts evidencing such shipment.

              (c) The account is owned solely by the Borrower, and is not subject to any assignment, claim, lien, or security interest, other than a security interest in favor of the Bank.

              (d) The account is not subject to set-off, credit, allowance or adjustment by the account debtor, except discount allowed for prompt payment; the account is not one as to which the account debtor disputes liability or makes any claim with respect thereto or as to which the Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or which involves an account debtor subject to any insolvency proceeding, or becomes insolvent, or goes out of business.

              (e) The account arose in the ordinary course of Borrower's business and did not arise from the performance of services or a sale of goods to a supplier or employee of the Borrower.

              (f) No notice of bankruptcy or insolvency of the account debtor has been received by or is known to the Borrower.

              (g) The Borrower has pledged any instrument or chattel paper evidencing the account to the Bank pursuant to the provisions of the Security Agreement.

              (h) Not more than 50% of the aggregate receivables of the account debtor have remained unpaid for a period of more than ninety (90) days from the invoice date.

              (i) The aggregate accounts receivables from the account debtor (including its Subsidiaries and Affiliates) do not exceed 25% of the total Eligible Accounts Receivable of the Borrower; that portion of the account over the 25% level will be disqualified.

              (j) The account does not relate to goods placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional.

              (k) The account debtor is not an Affiliate, officer, employee or agent of the Borrower.

              (l)  The account debtor is not a Governmental Authority.

              (m) The Borrower does not owe any amounts to the account debtor for goods sold, services rendered or otherwise; to the extent that any amounts are so owed, the accounts of such account debtor in an amount equal to the amounts owed by the Borrower to the account debtor shall be disqualified.

              (n) The Bank has not notified the Borrower that the Bank has determined that an account or account debtor is unsatisfactory for credit reasons (which determination shall not be made unreasonably).

              (o) The account debtor is a person or entity located in the United States and the account arose out of services rendered or goods delivered in the United States.

         "ENVIRONMENTAL LAWS" means all federal, state, local and foreign laws, and all regulations, notices or demand letters issued, promulgated or entered thereunder, relating to pollution or protection of the environment and to occupational health and safety, including, without limitation, laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or Hazardous Substances into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or Hazardous Substances.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statutes.

         "EVENT OF DEFAULT" has the meaning set forth in Section 8.

         "EXTENSION OF CREDIT" shall have the meaning set forth in Section 1.4.

         "FINANCIAL STATEMENTS DATE" means December 31, 1994.

         "GAAP" means accounting principles generally accepted in the United States applied on a consistent basis,

         "GOVERNMENTAL APPROVALS" shall mean any authorization, consent, order, approval, license, lease, ruling, permit, tariff, rate, certification, validation, exemption, filing or registration by or with, or notice to, any Governmental Authority.

         "GOVERNMENTAL AUTHORITY" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency, court, tribunal or other instrumentality, domestic or foreign, and any arbitrator.

         "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "HAZARDOUS SUBSTANCES" shall mean all hazardous and toxic substances, wastes or materials, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, urea formaldehyde insulation, radioactive materials, biological substances, PCBs, pesticides, herbicides and any other kind and/or type of pollutants, or contaminants and/or any other similar substances or materials which, because of toxic, flammable, explosive, corrosive, reactive, radioactive or other properties that may be hazardous to human health or the environment, are included under or regulated by any Environmental Laws.

         "INDEBTEDNESS" of any Person at any date shall mean, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (excluding current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices, but including any class of capital stock of such Person with fixed payment obligations or with redemption at the option of the holder), or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under leases that should be treated as capitalized leases in accordance with GAAP, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, and all reimbursement obligations (contingent or otherwise) of such Person in respect of any letters of credit issued for the account of such Person, and (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

         "INTELLECTUAL PROPERTY" shall have the meaning specified in Section
    5.16.

         "INVESTMENTS" means, with respect to any Person (the "INVESTOR"), (a) any investment by the Investor in any other Person, whether by means of share purchase, capital contribution, purchase or other acquisition of a partnership or joint venture interest, loan, time deposit, demand deposit or otherwise and
(b) any Guarantee by the Borrower of any Indebtedness or other obligation of any other Person.

         "LIEN" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any lease that should be capitalized in accordance with GAAP, and the filing of a financing statement under the Uniform Commercial Code or comparable law of any jurisdiction), together with any renewal or extension thereof.

         "LINE OF CREDIT COMMITMENT" shall have the meaning specified in
    Section 1.1.

         "LINE OF CREDIT LOANS" shall have the meaning specified in Section
1.1.

         "LOAN DOCUMENTS" means, collectively, this Agreement, the Note, the Financing Statements, the Security Instruments, and all other agreements and instruments that are from time to time executed in connection with this Agreement, as each of such agreements and instruments may be amended, modified or supplemented from time to time.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of the Borrower, or of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower to perform its obligations under this Agreement, the Note or any of the other Loan Documents, (c) the validity or enforceability of this Agreement, the Note or any of the other Loan Documents, or the rights or remedies of the Bank hereunder or thereunder, or (d) the right of the Bank to enforce the payment of accounts against account debtors in any particular State.

         "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the Controlled Group during such five year period.

         "NET INCOME" or "NET LOSS" for any period in respect of which the amount thereof shall be determined, shall mean the aggregate of the consolidated net income (or net loss) after taxes for such period (taken as a cumulative whole) of the Borrower and its Subsidiaries, determined in accordance with GAAP, exclusive of the write-up of any asset.

         "NOTE" shall have the meaning set forth in Section 1.2.

         "OBLIGATIONS" shall have the meaning given the term "Secured Obligations" in the Security Agreement.

         "OFFICE OF THE BANK" shall mean the banking office of the Bank located at 3000 Lakeside Drive, P.O. Box 3762, Santa Clara, California 95054, or such other location of which the Bank shall notify the Borrower.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "PERMITTED LIENS" shall have the meaning set forth in Section 7.6.

         "PERSON" shall mean and include any individual, firm, corporation, trust or other unincorporated organization or association or other enterprise or any government or political subdivision, agency, department or instrumentality thereof.

         "PLAN" means any employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (a) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

         "PRIME RATE" shall mean the per annum rate of interest from time to time announced and made effective by the Bank as its Prime Rate (which rate may or may not be the lowest rate available from the Bank at any given time).

         "PURCHASE MONEY INDEBTEDNESS" shall mean Indebtedness incurred to finance the acquisition of assets or the cost of improvements on real property or leaseholds, in each case in an amount not in excess of the lesser of (a) the purchase price or acquisition cost of said assets or the cost of said improvements and (b) the fair market value of said assets or said improvements on the date of acquisition of said assets or contract for said improvements.

         "PURCHASE MONEY SECURITY INTEREST" shall mean (a) a security interest securing Purchase Money Indebtedness, which security interest applies solely to the particular assets acquired with the Purchase Money Indebtedness that said Purchase Money Security Interest secures, and (b) the renewal, extension and refunding of such Purchase Money Indebtedness in an amount not exceeding the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding.

         "QUICK RATIO" means, at any time, all cash and accounts receivable, less reserves for doubtful accounts, of the Borrower and its Subsidiaries at such time, on a consolidated basis, determined in accordance with GAAP, divided by the aggregate of all Current Liabilities at such time.

         "RESTRICTED PAYMENT" means, with respect to the Borrower or any Subsidiary thereof, (a) any dividend or other distribution on any shares of capital stock of the Borrower or such Subsidiary (except dividends payable solely in shares of capital stock or rights to acquire capital stock of the Borrower, and dividends payable solely to the Borrower), (b) any payment on account of the purchase, redemption, retirement or acquisition of (i) any shares of the capital stock of the Borrower or a Subsidiary thereof or (ii) any option, warrant, convertible security or other right to acquire shares of the capital stock of the Borrower or a Subsidiary thereof, other than, in either case, payments made solely to the Borrower, and (c) any required or optional payment of any principal of, or premium [or interest] on, or any required or optional purchase, redemption or other retirement or other acquisition of any Subordinated Debt.

         "SEC" means the Securities and Exchange Commission.

         "SECURITY AGREEMENT" shall have the meaning set forth in Section 3.1.

         "SECURITY INSTRUMENTS" means, collectively, the Security Agreement and each other instrument or agreement that purports to secure the Obligations of the Borrower to the Bank.

         "SUBORDINATED DEBT" means Indebtedness of the Borrower that is subordinated to the Indebtedness of the Borrower owing to the Bank either (a) pursuant to a subordination agreement in form and substance satisfactory to the Bank between the Bank and the holder(s) of such Indebtedness, or (b) pursuant to the terms thereof, where the Bank has confirmed in writing that such terms are satisfactory to it.

         "SUBSIDIARY" means, with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

         "TANGIBLE NET WORTH" means, at any time, the consolidated stockholders' equity of the Borrower and its Subsidiaries at such time determined in accordance with GAAP, LESS all assets that are reflected on the consolidated balance sheet of the Borrower and its Subsidiaries at such time that would be treated as intangibles under GAAP (including, but not limited, to goodwill, capitalized software and excess purchase costs), PLUS all then outstanding Subordinated Debt.

         "TOTAL SENIOR LIABILITIES" means, at any time, the consolidated liabilities of the Borrower and its Subsidiaries at such time, determined in accordance with GAAP, LESS all then outstanding Subordinated Debt.

         "UCC" shall have the meaning given such term in the Security
Agreement.


         "UNFUNDED LIABILITIES" means, with respect to any Plan, at any time, the amount (if any) by which (a) the present value of all benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of the Borrower or any member of the Controlled Group to the PBGC or such Plan under Title IV of ERISA.

    SECTION 10          MISCELLANEOUS.

              10.1 ACCOUNTING TERMS AND DEFINITIONS. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP; PROVIDED that if any change in GAAP in itself materially affects the calculation of any financial covenant in this Agreement, the Borrower may by notice to the Bank, or the Bank may by notice to the Borrower, require that such covenant thereafter be calculated in accordance with GAAP as in effect, and applied by the Borrower, immediately before such change in GAAP occurs. If such notice is given, the compliance certificates delivered pursuant to Section 6.4 after such change occurs shall be accompanied by reconciliations of the difference between the calculation set forth therein and a calculation made in accordance with GAAP as in effect from time to time after such change occurs. To enable the ready determination of compliance with the covenants set forth in this Agreement, the Borrower will not change the date on which its fiscal year or any of its fiscal quarters end without the prior consent of the Bank.

              10.2 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

              10.3 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand, by a nationally recognized commercial overnight delivery service, by first class mail or by telecopy, delivered, addressed or transmitted, if to the Borrower, at its address at 379 Thornall Street, Edison, New Jersey 08837, Attention: Peter Macaluso, Vice President and CFO, Telecopy No. (908) 906-1113; and if to the Bank, at its address at Wellesley Office Park, 45 William Street, Wellesley, Massachusetts 02181, Attention: Joan S. Parsons, Vice President, Telecopy No.
(617) 431-9906; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be deemed effective, (a) in the case of hand deliveries, when delivered; (b) in the case of an overnight delivery service, on the next Banking Day after being placed in the possession of such delivery service, with delivery charges prepaid; (c) in the case of mail, three days after deposit in the postal system, first class postage prepaid; and (d) in the case of telecopy notices, when electronic indication of receipt is received, except that notices to the Bank pursuant to the provisions of Section 1.3 shall not be effective until received by the Bank.

              10.4 NO WAIVER; REMEDIES. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under the Note preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

              10.5 RIGHT OF SET-OFF. (a) Upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note, irrespective of whether or not the Bank shall have made any demand hereunder and although such obligations may be contingent or unmatured.

              (b) The Bank agrees promptly to notify the Borrower after any such set-off and application, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section 10.5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.

              10.6 EXPENSES; INDEMNIFICATION. (a) The Borrower shall pay on demand (i) the reasonable fees and disbursements of counsel to the Bank in connection with the preparation of this Agreement and the preparation or review of each agreement, opinion, certificate and other document referred to in or delivered pursuant hereto; (ii) all out-of-pocket costs and expenses of the Bank in connection with the administration of this Agreement and the other Loan Documents, and any waiver or amendment of any provision hereof or thereof, including without limitation, the reasonable fees and disbursements of counsel for the Bank, and of any field examiner or auditor retained by the Bank as contemplated in Section 6.8; and (iii) if any Event of Default occurs, all costs and expenses incurred by the Bank, including the reasonable fees and disbursements of counsel to the Bank, and of any appraisers, environmental engineers or consultants, or investment banking firms retained by the Bank in connection with such Event of Default or collection, bankruptcy, insolvency and other enforcement proceedings related thereto. The Borrower agrees to pay, indemnify and hold the Bank harmless from, any and all recording and filing fees, and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise or other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of or the consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement or the other Loan Documents, or any documents delivered pursuant hereto or thereto.

              (b) The Borrower agrees to indemnify the Bank and its officers and directors and hold the Bank and its officers and directors harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of counsel for the Bank) in connection with any investigative, administrative or judicial proceeding initiated by a third party where the Bank is designated a party thereto, or where the Bank or a representative thereof is required to give testimony or produce evidence or documentation, relating to or arising out of this Agreement or any other Loan Document, or the existence of any Hazardous Substance on, in, or under any Borrower Property, or any violation of any applicable Environmental Laws for which the Borrower or any Subsidiary thereof has any liability or which occurs upon any Borrower Property, or the imposition of any Lien under any Environmental Laws, PROVIDED that the Bank shall not have the right to be indemnified hereunder for its own gross negligence or willful misconduct as determined by a court of competent jurisdiction and provided further that the Bank provides prompt notice to Borrower of any claim against the Bank by a third party.

              (c) The agreements in this Section 10.6 shall survive the repayment of the Note, and all other amounts payable under this Agreement and the other Loan Documents.

              10.7 BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the Borrower and the Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of the Bank in California) and thereafter shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank. The Bank may assign to any financial institution all or any part of, or any interest (undivided or divided) in, the Bank's rights and benefits under this Agreement or the Note, and to the extent of that assignment such assignee shall have the same rights and benefits against the Borrower hereunder as it would have had if such assignee were the Bank making the Line of Credit Loans hereunder.

              10.8 SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

              10.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF
MASSACHUSETTS.

              10.10 WAIVER OF JURY TRIAL. THE BANK AND THE BORROWER AGREE THAT NEITHER OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE BANK AND THE BORROWER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE BANK NOR THE BORROWER HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

              10.11 VENUE, CONSENT TO SERVICE OF PROCESS. THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA OR THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT, THE NOTE, ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED, SUBJECT TO EXERCISE AND EXHAUSTION OF ALL RIGHTS OF APPEAL AND TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIMS THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

              10.12 HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

              10.13 COUNTERPARTS. This Agreement may be signed in one or more counterparts each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                             DIGITRAN CORPORATION



                             By:    /s/ Peter S. Macaluso
                                  ----------------------------
                                  Name:  Peter S. Macaluso
                                  Title: Vice President and CFO


                             SILICON VALLEY EAST, a Division of Silicon Valley Bank



                             By:  ----------------------------
                                  Name:  Joan S. Parsons
                                  Title: Vice President

                             SILICON VALLEY BANK



                             By:
                                  ----------------------------
                                  Name:
                                  Title:
                                  (Signed at Santa Clara, California)

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                             DIGITRAN CORPORATION



                             By:
                                  ----------------------------
                                  Name:
                                  Title:


                             SILICON VALLEY EAST, a Division of Silicon Valley Bank



                             By:     /s/ Joan S. Parson
                                  ----------------------------
                                  Name:   Joan S. Parsons
                                  Title:  Vice President


                             SILICON VALLEY BANK



                             By:      /s/ Becky Butler
                                  ----------------------------
                                  Name:    Becky Butler
                                  Title:   VP/Mgr
                                  (Signed at Santa Clara, California)

                                   PROMISSORY NOTE           Exhibit A


$1,000,000                                              Wellesley, Massachusetts
                                                              As of July 7, 1995


    For value received, the undersigned, DIGITRAN CORPORATION, a Delaware corporation (the "BORROWER"), promises to pay to SILICON VALLEY BANK (the "BANK") at the office of the Bank located at 3000 Lakeside Drive, P.O. Box 3762, Santa Clara, California 95054, or to its order, the lesser of One Million Dollars ($1,000,000) or the outstanding principal amount hereunder, on July 7, 1 996 (the "MATURITY DATE"), together with interest on the principal amount hereof from time to time outstanding at a fluctuating rate per annum equal to the Prime Rate (as defined below) plus 2% until the Maturity Date, payable monthly in arrears on the first day of each calendar month occurring after the date hereof and on the Maturity Date. The Borrower promises to pay on demand interest at a per annum rate of interest equal to the Prime Rate plus 5% on any overdue principal (and to the extent permitted by law, overdue interest). The Bank's "Prime Rate" is the per annum rate of interest from time to time announced and made effective by the Bank as its Prime Rate (which rate may or may not be the lowest rate available from the Bank at any given time).

    Computations of interest shall be made by the Bank on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable.

    This note is the Note referred to in the credit agreement of even date herewith between the Bank and the Borrower (together with all related schedules), as the same may be amended, modified or supplemented from time to time (the "CREDIT AGREEMENT"), and is entitled to the benefits thereof and of the other Loan Documents referred to therein, and is subject to optional and mandatory prepayment as provided therein. This note is secured INTER ALIA by a Security Agreement dated of even date herewith by the Borrower in favor of the Bank, as the same may be amended, modified or supplemented from time to time.

    Upon the occurrence of any Event of Default under, and as defined in, the Credit Agreement, at the option of the Bank, the principal amount then outstanding of and the accrued interest on the advances under this note and all other amounts payable under this note shall become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

    The Bank shall keep a record of the amount and the date of the making of each advance pursuant to the Credit Agreement and each payment of principal with respect thereto by maintaining a computerized record of such information and printouts of such computerized record, which computerized record, and the printouts thereof, shall constitute PRIMA FACIE evidence of the accuracy of the information so endorsed.

    The undersigned agrees to pay all reasonable costs and expenses of the Bank (including, without limitation, the reasonable fees and expenses of attorneys) in connection with the enforcement of this note and the other loan documents.

                                         -2-
                                                                       EXHIBIT A

    No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

    THIS NOTE HAS BEEN DELIVERED TO THE BANK AND ACCEPTED BY THE BANK IN THE STATE OF CALIFORNIA.

    THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    BY ITS EXECUTION AND DELIVERY OF THIS NOTE, THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF CALIFORNIA OR THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT, IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED, SUBJECT TO EXERCISE AND EXHAUSTION OF ALL RIGHTS OF APPEAL AND TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIMS THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

    ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS AND THIS NOTE SHALL BE DEEMED TO BE UNDER SEAL.

                                  DIGITRAN CORPORATION


                                  By:   /s/ Peter S. Macaluso
                                      ----------------------------
                                      Name:  Peter S. Macaluso
                                      Title: Vice President and CFO

                                                                       EXHIBIT B

                                  SECURITY AGREEMENT

         SECURITY AGREEMENT dated as of July 7, 1995 between DIGITRAN CORPORATION, a Delaware corporation (the "COMPANY") and SILICON VALLEY BANK (the "Bank").

                                 W I T N E S E T H :

         WHEREAS, the Company and the Bank entered into to a Credit Agreement dated as of July 7, 1995 (as the same day be amended, supplemented, extended or restated from time to time, the "CREDIT AGREEMENT"), providing for the Extensions of Credit to be made by the Bank to the Company;

         WHEREAS, in order to induce the Bank to enter into the Credit Agreement, the Company has agreed to grant a continuing security interest in and to the Collateral (as defined below) to secure its obligations under the Credit Agreement, including, without limitation, its obligations under the promissory note issued by the Company to the Bank pursuant to the Credit Agreement (as the same day be amended, supplemented, extended or restated from time to time, the "NOTE");

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

SECTION 1.    DEFINITIONS

    Except for the terms defined below or elsewhere in this Agreement, the terms used herein shall have the respective meanings provided for in the Credit
Agreement:

         "ACCOUNTS" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Company and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Company arising from the sale, lease or exchange of goods or other property and/or the performance of services by it (including any obligation which might be characterized as an account, contract right or general intangible under the UCC) and all the Company's rights in, to and under all purchase orders for goods, services or other property, and all the Company's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Company under all contracts for the sale, lease or exchange of goods or-other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Company), in each case whether now in existence or hereafter arising or acquired, including the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

         "COLLATERAL" has the meaning set forth in Section 3.

         "DOCUMENTS" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired, by the Company.

         "EQUIPMENT" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, all motor vehicles, trucks and trailers, except such equipment which is held by the Borrower pursuant to a capital lease (as determined in accordance with GAAP).

         "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Company, including, without limitation, all (a) obligations or indebtedness owing to the Company (other than Accounts) from whatever source arising, (b) patent licenses, patents, trademark licenses, trademarks, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights, permits and licenses, (c) inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the business of the Company, (d) licenses or user or other agreements granted to the Company with respect to any of the items described in clause (b) or (c) above, (e) information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, catalogs, computer and automatic machinery software and programs and the like pertaining to the business of the Company, (f) field repair data, sales data, and other information relating to sales or service of products now or hereafter manufactured, (g) accounting information and all media in or on which any of the information, knowledge, data or records may be recorded or stored and all computer programs used for the compilation or printout thereof, (h) causes of action, claims and warranties now or hereafter owned or acquired by the Company in respect of any of the items listed above and (i) all tax refunds to which the Company is entitled.

         "INSTRUMENTS" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Company.

         "INVENTORY" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Company, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

         "PERFECTION CERTIFICATE" means a certificate substantially in the form of EXHIBIT A hereto, completed with the schedules and attachments contemplated thereby to the satisfaction of the Bank, and duly executed by the chief financial officer of the Company.

         "PERMITTED FINANCING STATEMENTS" means any financing statements naming the Company as Debtor filed solely pursuant to Section 9-408 of the UCC and financing statements relating to Permitted Liens.

         "PERMITTED LIENS" means the Liens on the Collateral permitted to be created, assumed or to exist pursuant to Section 7.6 of the Credit Agreement.

         "PROCEEDS" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation, all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

         "SECURED OBLIGATIONS" means all obligations of the Company to the Bank, whether now existing or hereafter incurred or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including (a) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company) on any advance to the Company under the Credit Agreement or the Note; (b) all other amounts (including any fees or expenses) payable by the Company under the Credit Agreement, the Note or any other Loan Document; (c) all amounts payable to the Bank in connection with the issuance of any letter of credit by the Bank for the account of the Company or any drawing thereunder, including any reimbursement obligation and fees payable under any related letter of credit application or reimbursement agreement executed by the Company; (d) all amounts payable by the Company hereunder; and (e) any renewals, refinancings or extensions of any of the foregoing.

         "SECURITY INTERESTS" means the security interests granted pursuant to
    Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

         "UCC" means the Uniform Commercial Code in effect on the date hereof in Massachusetts; provided that if by reason of law, the perfection or effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code in effect in a jurisdiction other than Massachusetts, "UCC" means the Uniform Commercial Code in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

    SECTION 2.    REPRESENTATIONS AND WARRANTIES

    The Company represents and warrants as follows:

    (a) The Company has good title to all of the Collateral, free and clear of any Liens other than the Permitted Liens and the Security Interests.

    (b) Neither the Company nor its predecessors has performed any acts which might prevent the Bank from enforcing any of the terms of this Agreement or which would limit the Bank in any such enforcement. Other than the Permitted Financing Statements and financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Company) asserting any claim thereto or security interest therein, except that the Bank or its designee may have possession of Collateral as contemplated hereby.

    (c) Prior to the first borrowing under the Credit Agreement, the Company shall deliver the Perfection Certificate to the Bank. The information set forth therein shall be correct and complete.

    (d) When UCC financing statements in appropriate form have been filed in the offices specified in the Perfection Certificate to the extent that a security interest therein may be perfected by filing pursuant to the UCC, the Security Interests shall constitute valid and perfected security interests in the Collateral (except Inventory in transit), in each case prior to all other Liens and rights of others therein.

    (e) Except for the filings referred to in paragraph (d) above, no authorization, approval or other action by, and no notice of filing with, any Governmental Authority that has not been received, taken or made is required (i) for the grant by the Company of the Security Interests or for the execution, delivery or performance of this Agreement by the Company, (ii) for the perfection and maintenance of the Security Interests as first priority security interests and liens, or (iii) for the exercise by the Bank of the rights or the remedies in respect of the Collateral pursuant to this Agreement.

    (f) The Inventory and Equipment are insured in accordance with the requirements of this Security Agreement and the Credit Agreement.

SECTION 3.    THE SECURITY INTERESTS

    (a) In order to secure the full and punctual payment of the Secured Obligations in accordance with their respective terms, the Company hereby hypothecates, assigns, pledges and grants to the Bank a continuing security interest and lien in and to all right, title and interest of the Company in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "COLLATERAL"):

              (i)   Accounts;

              (ii)  Inventory;

              (iii) General Intangibles;

              (iv)  Documents;

              (v)   Instruments;

              (vi)  Equipment;

              (vii) All monies and property of any kind of the Company in the possession or under the control of the Bank;

              (viii) All books and records (including customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer programs, printouts and other computer materials and records) of the Company pertaining to any of the Collateral; and

              (ix) All Proceeds of, attachments or accessions to, or substitutions for all or any of the Collateral described in Clauses (i) through (viii) hereof.

    (b) The Security Interests are granted as security only and shall not subject the Bank to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any related transaction.

SECTION 4.    FURTHER ASSURANCES; COVENANTS

    The Company covenants as follows:

    (a) The Company will not change (i) the locations of its principal place of business or its chief executive office, (ii) its federal tax identification number, (iii) the locations where it keeps or holds any related records from the applicable locations described in the Perfection Certificate, or (iv) its name, identity or corporate structure in any manner, without giving the Bank 30 days prior written notice. In the event of any such change, the Company shall, at its cost and expense, cooperate with the Bank and cause to be filed or recorded additional financing statements, amendments or supplements to existing financing statements, continuation statements or other documents required to be recorded or filed in order to perfect and protect the Security Interests. The Company shall not, in any event, make any such change if such change would cause the Security Interests in any Collateral to lapse or cease to be perfected.

    (b) The Company will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that the Bank may from time to time reasonably determine to be necessary or desirable in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Bank to (i) obtain the full benefits of this Agreement, or (ii) to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. At the Bank's request, the Company will use reasonable efforts to obtain the consent of any Person that is necessary or desirable to effect the pledge hereunder of any right, title, claims and benefits now owned or hereafter acquired by the Company in and to any General Intangible. To the extent permitted by law, the Company hereby authorizes the Bank to execute and file financing statements or continuation statements without the Company's signature appearing thereon. The Company agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Company shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

    (c) If any warehouseman, bailee or any of the Company's agents or processors possesses or controls any Collateral, the Company shall, upon the request of the Bank, notify such warehouseman, bailee, agent or processor of the Security Interests created hereby and to hold all such Collateral for the Bank's account subject to the Bank's instructions.

    (d) The Company shall keep complete and accurate books and records relating to the Collateral, and stamp or otherwise mark them in such manner as the Bank may reasonably request in order to reflect the Security Interests.

    (e) The Company will promptly deliver and pledge each Instrument to the Bank, appropriately endorsed to the Bank without recourse, provided that so long as no Event of Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments it receives in the ordinary course of business and the Bank shall, promptly upon request of the Company, make appropriate arrangements for making any other Instrument pledged by the Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Bank, against trust receipt or like document).

     (f) The Company shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures and the Company's standard procedures) and apply forthwith upon receipt mail such amounts so collected to the outstanding balance of such Account, except that, unless an Event of Default has occurred and is continuing and the Bank is exercising its rights hereunder to collect Accounts, the Company may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time of payment, or settlement for less than the total unpaid balance, which the Company finds appropriate in accordance with prudent business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise, all in accordance with the Company's ordinary course of business consistent with its historical collection practices. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by the Company or the Bank, shall be borne by the Company.

    (g) Upon the occurrence and during the continuance of any Event of Default, upon the request of the Bank, the Company will promptly notify (and the Company hereby authorizes the Bank so to notify) each account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Bank, and that any payments due or to become due in respect of such Collateral are to be made directly to the Bank or any designee of the Bank. Following such request of the Bank, the Company shall hold all proceeds from collection of Accounts as trustee for the Bank (without commingling the same with other funds of the Company) and shall turn the same over to the Bank immediately upon receipt in the for received (duly endorsed by the Company to the Bank, if required). The Bank shall apply the proceeds of such collections it receives to the Secured Obligations in accordance with Section 8 of this Agreement. The application of the proceeds of such collections shall be conditional upon the final payment in cash of the items so collected. If any item is not so paid or the Bank is required for any reason to return any payment made, the Bank may reverse any credit given in respect of such item.

    (h)  Without the prior written consent of the Bank, the Company will not
(i) sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral except as permitted by Section 7.4 of the Credit Agreement and, in the case of any such permitted sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Bank; or (ii) create, incur or suffer to exist any Lien with respect to any Collateral, except for Permitted Liens and the Security Interests.

    (i) The Company will maintain, with financially sound and reputable companies, insurance policies (i) insuring all Inventory and Equipment against loss by fire, explosion, theft and other casualties reasonably satisfactory to the Bank and (ii) insuring the Company and the Bank against liability for personal injury and property damage relating to Inventory and Equipment, such policies to be in such form and amounts and having such coverage as is reasonably satisfactory to the Bank, with losses payable to the Bank as sole loss payee. All such insurance shall (A) provide that no termination, cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Bank of written notice thereof, (B) in the case of the policies referenced in clause
(ii) above, name the Bank as additional insured and (C) be otherwise reasonably satisfactory to the Bank.

    (j) The Company will keep each item of Equipment in good order and repair and will not use the same in violation of law or any policy of insurance thereon.

    (k) The Company will, promptly upon request, provide to the Bank all information and evidence it may reasonably request concerning the Collateral (including without limitation, the names, addresses, face value, and date of invoices for each debtor obligated on each Account) to enable the Bank to enforce the provisions of this Agreement.

SECTION 5.    GENERAL AUTHORITY

    The Company hereby irrevocably appoints the Bank its true and lawful attorney, with full power of substitution, in the name of the Company, the Bank, or otherwise, for the sole use and benefit of the Bank, but at the Company's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

         (a) to endorse the Company's name on any checks, notes, acceptances, money orders, drafts, filings or other forms of payment or security that may come into the Bank's possession,

         (b) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

         (c) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

         (d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectively as if the Bank were the absolute owner, and



         (e) to extend the time of payment thereof and to make any allowance and other adjustments with reference thereto;

PROVIDED that the Bank shall give the Company not less than ten days prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

SECTION 6.    REMEDIES UPON EVENT OF DEFAULT

    (a) If any Event of Default has occurred and is continuing, the Bank may exercise all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Bank may, without being required to give any notice, except as herein provided or as may be required by law, sell any and all of the Collateral at public or private sale, for cash, upon credit or for future delivery, and at such prices as the Bank may deem satisfactory. The Bank may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Company will execute and deliver such documents and take such other action as the Bank deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Bank shall have the right to deliver, assign and transfer to the purchaser the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Company. The

Company, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 5 shall (i) in case of a public sale, state the time and place fixed for such sale, and (ii) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time(s) within ordinary business hours and at such places as the Bank may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Bank may determine. The Bank shall not be obligated to make any such sale pursuant to any such notice. The Bank may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Bank until the selling price is paid by the purchaser thereof, but the Bank shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Bank, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

    (b) For the purpose of enforcing its rights and remedies under this Agreement, the Bank may (i) require the Company to, and the Company agrees that it will, at its expense and upon the request of the Bank, forthwith assemble all or any part of the Collateral as directed by the Bank and make it available at a place designated by the Bank which is, in its opinion, reasonably convenient to the Bank, whether at the premises of the Company or otherwise, (ii) to the extent permitted by law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral may be located, and without charge or liability to it seize and remove such Collateral from such premises, (iii) have access to and use the Company's books and records relating to the Collateral and (v) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Company, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Bank deems appropriate to preserve and enhance its value and, in connection with such preparation and disposition, use, as a licensee (or if no decline in the value of the Collateral would result, otherwise) without charge any trademark, trade name, copyright, patent or technical process used by the Company.

SECTION 7.    LIMITATION ON DUTY OF BANK IN RESPECT OF COLLATERAL

    Beyond the safe custody thereof in accordance with law, the Bank shall have no duty as to any Collateral in the possession or control of the Bank or any agent or bailee, or any income thereon, or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Bank shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equivalent to that which it accords its own property of like nature, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Bank in good faith and in the absence of gross negligence.

SECTION 8.    APPLICATION OF PROCEEDS

    Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Bank in the following order of priorities:

         FIRST, to payment of the expenses of such sale or other realization, including reasonable compensation to the Bank and its agents and counsel in connection therewith, and all expenses, liabilities and advances incurred or made by the Bank in connection therewith, and any other unreimbursed expenses for which the Bank is to be reimbursed pursuant to Section 10.6 of the Credit Agreement, or Section 9 hereof and unpaid fees owing to the Bank under the Credit Agreement;

         SECOND, to the payment of accrued but unpaid interest on the Secured Obligations;

         THIRD, to the payment of unpaid principal of the Secured Obligations;

         FOURTH, to the payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

         FINALLY, to payment to the Company or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Bank may make distributions hereunder in cash or in kind or in any combination thereof.

SECTION 9.    EXPENSES

    In the event that the Company fails to comply with the provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Bank may effect such compliance on behalf of the Company, and the Company shall reimburse the Bank for the costs thereof within two Business Days of demand therefor. All insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of the sale or other disposition thereof, shall be borne by the Company; and if the Company fails to promptly pay any portion thereof when due, the Bank may, at its option, but shall not be required to, pay the same and charge the Company's account therefor, and the Company agrees to reimburse the Bank therefor on demand. All sums so paid or incurred by the Bank for any of the foregoing and any and all other sums for which the Company may become liable hereunder and all reasonable costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Bank in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to advances made under the Credit Agreement, be additional Secured Obligations hereunder.

SECTION 10.   TERMINATION OF SECURITY INTERESTS

    Upon the indefeasible payment in full of all Secured Obligations and the termination of the Commitment, the Security Interests shall terminate and all rights to the Collateral shall revert to the Company, and this Security Agreement shall terminate and no longer be of any force and effect.

SECTION 11.   NOTICES

    All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the Credit Agreement.

SECTION 12.   WAIVERS, NON-EXCLUSIVE REMEDIES

    No failure on the part of the Bank to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Credit Agreement or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Bank of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 13.   SUCCESSORS AND ASSIGNS

    This Agreement is for the benefit of the Bank and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Company and its successors and assigns,

SECTION 14.   CHANGES IN WRITING

    Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Company and the Bank.

SECTION 15.   MASSACHUSETTS LAW

    THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 16.   SEVERABILITY

    If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Bank in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 17.   COUNTERPARTS

    This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  DIGITRAN CORPORATION


                                  By:       /s/ Peter S. Macaluso
                                        ----------------------------
                                       Name:  Peter S. Macaluso
                                       Title: Vice President and CFO


                                  SILICON VALLEY BANK


                                  By:       /s/ Joan S. Parsons
                                        ----------------------------
                                       Name:     Joan S. Parsons
                                       Title:    Vice President

                                                                       EXHIBIT A


                                PERFECTION CERTIFICATE
                                          OF
                                 DIGITRAN CORPORATION

    The undersigned, the chief financial officer of Digitran Corporation, a Delaware corporation (the "COMPANY"), hereby certifies to Silicon Valley Bank (the "BANK") with reference to the Security Agreement dated as of July 7, 1995 between the Company and the Bank (the terms defined therein being used herein as therein defined) as follows:

    1. NAMES. (a) The exact corporate name of the Company as it appears in its certificate of incorporation is as follows:

                                 Digitran Corporation

         (b) Set forth below is each other corporate name the Company has had since its organization, together with the date of the relevant change:





         (c) Set forth below is a description of each change by the Company of its identity or corporate structure in any way within the past five years:






         (d) The following is a list of all other names (including trade names or similar appellations) used by the Company or any of its divisions or other business units at any time during the past five years:






         (e) The Federal tax identification number of the Company is as follows:






    2. CURRENT LOCATIONS. (a) The chief executive office of the Company is located at the following address:

                        379 Thornall Street
                        Edison, NJ 08837

         (b) The following are all the locations where the Company maintains any books or records relating to any Accounts:

                        Mailing
         Name           Address        City           State
         ----           -------        ----           -----





         (c) The following are all the locations where Inventory and Equipment of the Company are located:

                        Mailing
         Name           Address        City           State
         ----           -------        ----           -----






         (d) The following are all the places of business of the Company not identified above:

                        Mailing
         Name           Address        City           State
         ----           -------        ----           -----


    3. PRIOR LOCATIONS. Set forth below is the information required by subparagraphs (a), (b), (c) and (d) of paragraph 2 with respect to each location or place of business maintained by the Company at any time during the past five years:





    4. UNUSUAL TRANSACTIONS. Except as set forth in SCHEDULE 4, all Accounts have been originated by the Company and all Equipment has been acquired by the Company in the ordinary course of its business.

    5. FILE SEARCH REPORTS. Attached hereto as SCHEDULE 5 is a true copy of a file search report from the Uniform Commercial Code filing officer in each jurisdiction identified in paragraph 2 or 3 above with respect to each name set forth in paragraph 1 above, together with a true copy of each financing statement or other filing identified in such file search reports. To the best knowledge of the Company, no other financing statements have been filed listing the Company as a debtor and no such filings are pending except in favor of the Bank.

         WITNESS WHEREOF, I have hereunto set my hand this __ day of ________, 199_.



                                         -------------------------

                                         Name:
                                                -------------------
                                         Title:
                                                -------------------

                                      SCHEDULE 4
                                      -----------

                                (Unusual Transactions)

                                      SCHEDULE 5
                                      ----------

                                   (Search Reports)

                                                                       EXHIBIT C





                                COMPLIANCE CERTIFICATE
                                ----------------------


TO: SILICON VALLEY BANK
    3000 Lakeside Drive
    Santa Clara, California 95954


    The undersigned authorized officer of Digitran Corporation and ____________ (the "Borrower"), hereby certify, with respect to the Credit Agreement dated as of July 7, 1995 between Silicon Valley Bank and the Borrower (the "Bank"), as amended through the date hereof (the "Credit Agreement"), that (a) the Borrower has been in complete compliance for the period from ___/___/_____ to ___/___/_____ (the "Applicable Financial Statements Date") with the covenants of the Borrowers contained therein as demonstrated below, and (b) no Default has occurred and is continuing as of the date hereof, except, in either case, as noted below. All capitalized terms used herein and not otherwise defined shall have the meanings prescribed therefor in the Credit Agreement.




                                                                 ACTUAL AS
           COVENANT                       REQUIRED               OF __________

------------------------------------------------------------------------------------------
 Financial Statements          Monthly w/in 28 days;
                               annually w/in 105 days; and
                               Borrowing Base Certificate
                               and A/R aging w/in 15 days of
                               each month
------------------------------------------------------------------------------------------
 All documents filed with SEC  Within 10 days after filing
------------------------------------------------------------------------------------------
 Minimum Quick Ratio (cash &   1.25:1 at all times from       ___.___:1
 accounts receivable/current   12/31/94 through 8/31/95;      ($__________ to $__________)
 liabilities)                  1.0:1 at all times thereafter
------------------------------------------------------------------------------------------


                                        -2-

------------------------------------------------------------------------------------------
 Minimum Profitability         Maximum Net Loss of
                               $3,500,000 for the fiscal
                               year ending 12/31/94; Maximum
                               Net Loss of $1,200,000 for
                               the quarter ending 3/31/95;
                               $1,000,000 for the quarter
                               ending 6/30/95; $850,000 for
                               the quarter ending 9/30/95;
                               $600,000 for the quarter
                               ending 12/31/95 and Minimum
                               Net Income of $1 for the
                               quarter ending 3/31/96 and
                               each quarter thereafter.       $__________
------------------------------------------------------------------------------------------
 Limit of Capital              Maximum Capital Expenditure
 Expenditures                  of $1,270,000 in any fiscal    $__________
                               year
------------------------------------------------------------------------------------------
 Limit on Operating Lease      Maximum Lease Expense of
 Payments                      $430,000
------------------------------------------------------------------------------------------
 Minimum Tangible Net Worth    $500,000 for the quarter
                               ending 12/31/94; $3,400,000
                               for the quarter ending
                               3/31/95; $2,500,000 for
                               quarter ending 6/30/95;
                               $1,700,000 for quarter ending
                               9/30/95; $1,400,000 for
                               quarter ending 12/31/95 and
                               $1,250,000 for quarter ending
                               3/31/96 and each quarter
                               thereafter.
------------------------------------------------------------------------------------------
 Calculation of Tangible Net   stockholders' equity           $__________
 Worth
                               - intangible assets            $__________

                               - goodwill                     $__________

                               + Subordinated Debt            $__________]

                               Total Tangible Net Worth       $__________
------------------------------------------------------------------------------------------
 Maximum Ratio of Total        2.1:1 at all times             ___.___:1
 Senior Liabilities
($__________
to Tangible Net Worth)                                        $__________]
------------------------------------------------------------------------------------------
 A/R Advance Rate              50% of Eligible Domestic
                               Accounts Receivable.           $__________
------------------------------------------------------------------------------------------


Comments Regarding Exceptions:

    Attached hereto are financial statements as of and for the fiscal [month][year] ended on the Applicable Financial Statements Date, which have been certified by the [undersigned] [Accountants] as required by Section 6.4 of the Credit Agreement.

Submitted by:



By:

Name:

Title:

Date:

                                                                       EXHIBIT D


                              BORROWING BASE CERTIFICATE


    The undersigned is an authorized officer of Digitran Corporation (the "Borrower"), and is delivering this certificate pursuant to the requirements of the Credit Agreement dated as of July 7, 1995 between Silicon Valley Bank (the "Bank") and the Borrower, as amended through the date hereof (the "Credit Agreement").

    The undersigned hereby certifies to the Bank that the following is a fair, accurate and complete report of the Borrowing Base (as such term is defined in
the Credit Agreement) of the Borrower as of                     , 199__ (the
"Relevant Date"):


I.  ACCOUNTS RECEIVABLE ACTIVITY

    A.   Eligible Domestic Accounts Receivable:                 $

    1.   Balance as of the Relevant Date

    2.   Minus: Ineligible Accounts

         Foreign Accounts
         Amounts over 90 days due
         Balance of 50% over 90 days accounts
         Excess 25% Concentration
         Contra Accounts
         Intercompany/Employee Accounts
         Government Accounts
         Other Ineligible Accounts

         Total Ineligible Accounts

    3.   Total Eligible Domestic Accounts Receivable (Line (1) minus
         Line (2))                                   $

    4.   Funds Available (50% of Line (3))           $

II. EXTENSION OF CREDIT ACTIVITY

    A.   Total Funds Available:
         (Limited to the lesser of $1,000,000 or the amount set forth
         in I.A.4.                                   $

    B.   Extension of Credit Balance as of the Relevant Date
                                                     $

    C.   Reserve Position (II.A minus II.B)          $

         Accompanying this certificate is a fair, accurate and complete report of accounts receivable aging for the Borrower as of the Relevant Date, in reasonable detail.

    The above listed collateral is subject to a security interest in favor of the Bank pursuant to the terms of a Security Agreement executed by the Borrower and the Bank.

Submitted By:



Name:

Title:

Date:

                                                                       EXHIBIT E
                                 SILICON VALLEY BANK

                                 LOAN PAYMENT/ADVANCE
                                TELEPHONE REQUEST FORM

                DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., E.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION                        DATE:

FAX#: 617-431-9906                                         TIME:

    FROM:
                 CLIENT NAME (BORROWER)

    REQUESTED BY:
                   AUTHORIZED SIGNERS NAME

    AUTHORIZED SIGNATURE:

    PHONE NUMBER:

    FROM ACCOUNT #                     TO ACCOUNT #


    REQUESTED TRANSACTION TYPE         REQUEST DOLLAR AMOUNT

    PRINCIPAL INCREASE (ADVANCE)       $
    PRINCIPAL PAYMENT (ONLY)           $
    INTEREST PAYMENT (ONLY)            $
    PRINCIPAL & INTEREST (PAYMENT)     $

    OTHER INSTRUCTIONS:









                                    BANK USE ONLY

    TELEPHONE REQUEST:
    The following person is authorized to request the loan payment transfer/ loan advance on the above designated account and is known to me.


    AUTHORIZED REQUESTER          PHONE #


    RECEIVED BY (BANK)            PHONE #


              AUTHORIZED SIGNATURE (BANK)

                                      SCHEDULE A

                                Existing Indebtedness
                               OF DIGITRAN CORPORATION


Digitran Corporation
Equipment Lease Commitments
As of April 30, 1995


                        Equipment      Lease     Term      Buyout
    Lessor              Cost           Payment   Date      Price

    Comdisco Inc.
         Lease schedule 106,644        3,460     12/31/95  FMV
         Buyout #268-00  60,000        5,185     9/30/95   $1.00
         Buyout #268-02  24,925        2,164     3/31/96   $1.00

    LTI Venture Leasing
     ($300,000 lease line)
         Schedule 1      50,475        2,347     7/31/95   FMV
         Schedule 2      97,334        4,477     4/30/96   FMV
         Schedule 3      40,874        1,901     1/31/97   FMV
         Schedule 4      13,575          524     2/28/97   FMV
         Schedule 5      28,474        1,099     6/30/97
         Schedule 6     130,118        4,515     1/31/98   13%
                        360,850       14,863

    Phoenix Leasing Incorporated
     ($500,000 lease line)
         Schedule 1      93,676        3,068     3/31/98   15%
         Schedule 2      51,574        1,689     4/30/98   15%
                        145,250        4,757

                                      Schedule B

                                INTELLECTUAL PROPERTY


Trademark and Service Mark Registrations


    NAME OF MARK        REGISTRATION NO.         REGISTRATION DATE

    DIGITRAN THE FAX         1,768,897                5/4/93
    NETWORK COMPANY

    FAXASSURED               1,766,243                4/20/93

    FAXSAVER                 1,766,242                4/20/93

    DIGITRAN                 1,766,241                4/20/93



Trademark Application



    NAME OF MARK        APPLICATION NO.          FILING DATE

    FAXSAV                 74/518,903               5/2/94

                                                                    SCHEDULE 7.2


The Borrower and Telstra Incorporated, a Delaware corporation and shareholder in the Borrower ("Telstra"), signed a letter agreement on November 1, 1994 (the "Letter Agreement"), which sets forth the basic terms of a Traffic Agreement between the Borrower and Telstra. Under the terms of the Letter Agreement, the Borrower and Telstra have agreed that (i) the Borrower will exclusively use Telstra's "WorldFax" service for all of the Borrower's outbound traffic from the United States, subject to customer acceptance, quality of service and competitive pricing, (ii) pricing for the Borrower's use of Telstra's "WorldFax" service is to be reviewed on a six-month basis, (iii) the arrangements are for a period of five yeas commencing on the commercial commencement date of Telstra's "WorldFax" service in the United States and (iv) Digitran has a right to use a secondary carrier for outbound traffic from the United States in the event of a "WorldFax" outage.

                      LOAN DOCUMENT MODIFICATION AGREEMENT NO. 1

                             dated as of April 15, 1996,

                                amending, INTER ALIA,

                                   CREDIT AGREEMENT

                               dated as of July 7, 1995

                                       between

                           SILICON VALLEY BANK (the "Bank")

                                         and

                         FAXSAV INCORPORATED (the "Borrower")

                             LOAN MODIFICATION AGREEMENT
                          (NO. 1; DATED AS OF APRIL 15, 1996


    LOAN DOCUMENT MODIFICATION AGREEMENT dated as of April 15, 1996 by and between FAXSAV INCORPORATED, a Delaware corporation with its principal place of business at 379 Thornall Street, Edison, New Jersey 08837 and formerly known as Digitran Corporation (the "BORROWER") and SILICON VALLEY BANK (the "BANK"), a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 45 William Street, Wellesley, MA 02181, doing business under the name "Silicon Valley East."

    1.   REFERENCE TO EXISTING LOAN DOCUMENTS.

    Reference is hereby made to that Credit Agreement dated July 7, 1995 between the Bank and the Borrower (with the attached schedules and exhibits, the "CREDIT AGREEMENT") and the Loan Documents referred to therein, including without limitation that certain Promissory Note of the Borrower dated July 7, 1995 in the principal amount of $1,000,000 (the "WORKING CAPITAL NOTE"), and the Security Documents referred to therein. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Credit Agreement.

    2.   EFFECTIVE DATE.

    This Agreement shall become effective as of April 15, 1996 (the "EFFECTIVE DATE"), provided that the Bank shall have received the following on or before April 29, 1996 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in California:

         a.   two copies of this Agreement, duly executed by the Borrower;

         b. an amended and restated promissory note (working capital line of credit) in the form enclosed herewith (the "AMENDED WORKING CAPITAL NOTE"), duly executed by the Borrower;

         c. a promissory note in the principal amount of $750,000 in respect of the Equipment Line Commitment in the form enclosed herewith (the "EQUIPMENT LINE NOTE"), duly executed by the Borrower; and

         d. evidence of the approval by your Board of Directors of this Agreement the Amended Working Capital Note and the Equipment Line Note.

    By the signature of its authorized officer below, the Borrower is hereby representing that, except as modified in SCHEDULE A attached hereto, the representations of the Borrower set forth in the Loan Documents (including those contained in the Credit Agreement. as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. In addition, the Borrower confirms its authorization as to the debiting of its account with the Bank in the aggregate amount of $5,000 in order to pay the Bank's facility fee for the period up to and including the extended Commitment Expiration Date. Finally, the Borrower agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts outstanding under the Credit Agreement and the other Loan Documents.

    3.   DESCRIPTION OF CHANGE IN TERMS.

    As of the Effective Date, the Credit Agreement is modified in the following respects:

         a. Section 1.1 is hereby amended by deleting the words "the date which is one year from the date set forth above" and substituting in place thereof the date "April 14, 1997."

         b. Section 1.4 is hereby amended and restated in its entirety to read as follows:

    "BORROWING BASE. The Borrower shall not permit, or request any advance hereunder that would cause, the sum of the aggregate of all Working Capital Line of Credit Loans under this Section 1 to exceed at any time an amount equal to the lesser of (a) the Working Capital Line of Credit Commitment and (b) 60% of all Eligible Domestic Accounts Receivable at such time MINUS (until the occurrence of a Debt Service Coverage Event) the aggregate outstanding amount of Equipment Line of Credit Loans under Section 1A hereof (the lesser of (a) and (b) being referred to herein as the "BORROWING BASE")."


         c. Section 1.5 is hereby amended by deleting the date "July 7, 1996" appearing in the second line thereof and substituting in place thereof the date "April 14, 1997. "

         d. There is hereby inserted immediately following Section 1 the following new Section 1A:

    "SECTION 1A  EQUIPMENT LINE OF CREDIT LOANS.

         "1A. AMOUNT. Subject to and upon the terms and conditions set forth below, the Bank agrees to make loans (each an "EQUIPMENT LINE OF CREDIT LOAN" and collectively, the "EQUIPMENT LINE OF CREDIT LOANS") to the Borrower under this Section 1A.1 from time to time up to and including October 14, 1996 (the "EQUIPMENT LINE COMMITMENT EXPIRATION DATE"), unless earlier terminated pursuant to Section 1A.6, in an aggregate amount not to exceed at any one time outstanding the lesser of (a) $750,000 and (b) until the occurrence of a Debt Service Coverage Event, 60% of all Eligible Domestic Accounts Receivable at such time LESS the aggregate outstanding principal amount of Working Capital Line of Credit Loans (the "EQUIPMENT LINE COMMITMENT"), subject to the limitation set forth in Section 1A.4.

         "1A.2     EQUIPMENT NOTE.  The Equipment Line of Credit Loans shall be evidenced by and payable with interest in accordance with the note of the Borrower in the form of attached EXHIBIT A-1, dated as of the date hereof (the "EQUIPMENT LINE NOTE"). The Working Capital Line Note and the Equipment Line Note are sometimes together referred to as the "BORROWER NOTES."

         "1A.3     REQUESTS FOR EQUIPMENT LINE LOANS.  The Borrower may make
    requests for Equipment Line of Credit Loans, and the Bank shall make such loans in the same manner as provided in Section 1.3 with respect to Working Capital Line of Credit Loans, except that together with the Notice of Borrowing, the Borrower shall furnish to the Bank copies of all invoices for items of Eligible Equipment and such other information as the Bank shall reasonably request.

         "1A.4     RESTRICTIONS ON ADVANCES.  Equipment Line of Credit Loans
    may be made only with respect to an item or items of Eligible Equipment specifically identified in accordance with Section 1A.3, and the principal amount of any such Equipment Line of Credit Loans may not exceed 80% of the invoice price of such item or items of Eligible Equipment, including sales taxes, shipping charges, installation charges and similar charges and expenses.

         "1A.5     MATURITY DATE OF EQUIPMENT LINE LOANS.  All Equipment Line
    of Credit Loans shall be repayable in installments in accordance with the terms of the Equipment Line Note, provided that all Equipment Line of Credit Loans shall mature and the total principal amount thereunder shall be prepayable on October 14, 1999 (the "EQUIPMENT LINE MATURITY DATE"), at which time all amounts advanced under this Section 1A shall be immediately due and payable.

         "1A.6     TERMINATION OF COMMITMENT.  The Borrower, upon (a) at least two (2) Banking Days' prior written notice to the Bank and (b) the repayment in full of the outstanding principal balance of the Equipment Line of Credit Loans (and accrued interest thereon) and the payment in full of any expenses or other fees owed by the Borrower to the Bank under or pursuant to this Agreement, may elect to permanently terminate the Equipment Line Commitment."

         e. Section 2.1 (a) is hereby amended by deleting the phrase "Prime Rate plus 2%" appearing in the fourth line thereof and substituting in place thereof the phrase "Prime Rate plus 1/2%."

         f. Subparagraph (b) of Section 2.1 is hereby relettered as subparagraph "(c)" and is further amended by substituting for the words "Extension of Credit" in the first line thereof the following: "any Working Capital Line of Credit Loans or the Equipment Line of Credit Loans (together, the "BORROWER LOANS")."

         g. There is hereby inserted immediately following subparagraph (a) of Section 2.1 the following new subparagraph (b):

              "(b) The Borrower agrees to pay interest on the unpaid principal amount of each Equipment Line of Credit Loan for each day from and including the date such Equipment Line of Credit Loan was made to it, but excluding the date the principal on such Equipment Line of Credit Loan is due (whether at maturity, by acceleration or otherwise), at a fluctuating rate per annum equal to the Prime Rate plus 1/2%, which interest shall change when the Prime Rate shall change. Such interest shall be payable monthly in arrears on the fourteenth day of each month commencing with the first such date hereafter and when the principal amount of such Equipment Line of Credit Loan is due (whether at maturity, by acceleration or otherwise)."

         h. Section 4 is hereby amended by deleting the words "Extensions of Credit" appearing in the first line of the initial unnumbered paragraph thereof and substituting in place thereof the words "Borrower Loans."

         i. Section 5 is hereby amended by deleting the words "Extensions of Credit" in the first line and "Line of Credit Loans" appearing in the fourth line of the initial unnumbered paragraph thereof and substituting in place thereof the words "Borrower Loans."

         j. Section 6.11 is hereby amended by inserting at the end thereof the following:

         "In addition, Borrower agrees to maintain a minimum monthly average balance of $500,000 in one or more money market accounts at the Bank. Borrower acknowledges and agrees that the rate of interest on the Borrower Notes has been established based upon Borrower's compliance."

         k. The text of Sections 7.9 is hereby deleted in its entirety and there is hereby inserted in place thereof the following: "Not utilized."

         l. Sections 7.12 through 7.16 of the Credit Agreement are amended in their entirety to read as follows:

         "7.12     CAPITAL EXPENDITURES.  Neither the Borrower nor any of its
    Subsidiaries shall either purchase or agree to purchase, or incur any obligations for, any equipment or other property constituting fixed assets in any fiscal year (excluding leases of real or personal property) where the aggregate of such purchases or obligations would exceed $2,500,000.

         "7.13     QUICK RATIO.  The Borrower will not permit the Quick Ratio at the end of any fiscal month, commencing with the month ending March 3 1, 1996, to be less than 1.25 to 1.

         "7.14     MINIMUM PROFITABILITY.  Commencing with the fiscal quarter ending March 31, 1996, the Borrower will not permit (a) Net Losses to exceed $1,600,000 for the quarter ending March 31, 1996; $950,000 for the quarter ending June 30, 1996 and $200,000 for the quarter ending September 30, 1996; and (b) Net Income to be less than $1 for the quarter ending December 31, 1996 and thereafter.

         "7.15     LEVERAGE.  The Borrower will not permit the ratio of Total
    Senior Liabilities to Tangible Net Worth at the end of any fiscal month, commencing with the month ending March 31, 1996, to be more than 1.75 to 1.

         "7.16     TANGIBLE NET WORTH.  The Borrower will not permit Tangible
    Net Worth at the end of any fiscal month, commencing with the month ending March 31, 1996, to be less than $3,500,000 PLUS (a) 100% of cumulative Net Income earned by the Borrower after March 31, 1996 (with no offset for Net Losses incurred in any month); and (b) 100% of the proceeds (net of reasonable costs of issuance) from the sale of any shares of capital stock of the Borrower."

         m. There is inserted immediately following Section 7.16 the following new Section 7.17 to read as follows:

         "7.17     DEBT SERVICE COVERAGE.  Following the first occurrence of a
    Debt Service Coverage Event, the Borrower will not permit the Debt Service Ratio for any fiscal quarter to be less than 1.5 to 1. "

         n. Section 9 is hereby amended by inserting the following additional definitions in alphabetical order:

    ""BORROWER LOANS" shall have the meaning specified in Section 2.1(c)."

    ""BORROWER NOTES shall have the meaning specified in Section 1A.2."

    ""COMMITMENTS" shall mean the Working Capital Line Commitment and the Equipment Line Commitment."

    ""DEBT SERVICE COVERAGE EVENT" shall mean an event that occurs when the following conditions are satisfied:

         "(a) The Borrower and its Subsidiaries shall in any two (2) consecutive fiscal quarters, commencing with the fiscal quarter ending March 31, 1996, have a Debt Service Ratio of at least 1.5 to 1; and

         "(b) The Borrower shall have notified the Bank in writing of its election that a Debt Service Coverage Event be deemed to have occurred; and

         "(c) The Borrower shall have furnished to the Bank consolidated financial statements of the Borrower and its Subsidiaries demonstrating satisfaction of the condition referred to in CLAUSE (A) above."

    ""DEBT SERVICE RATIO" shall mean, for any fiscal period, the ratio of (a) Net Income (Net Loss), PLUS the sum of depreciation and amortization for such period, PLUS the sum of the aggregate amount of interest accrued during such period on Indebtedness of the Borrower and its Subsidiaries on a consolidated basis ("INTEREST EXPENSE") to (b) the sum of Interest Expense, the current portion of Long-Term Indebtedness and obligations of the Borrower and its Subsidiaries in respect of any capitalized lease."

    ""ELIGIBLE EQUIPMENT" means any items of equipment that the Borrower has requested that the Bank finance the purchase of through an Equipment Line of Credit Loan under this Agreement, and which, both on the date of such request and the date of such loan, meets the following requirements:

         "(a) such equipment is not (i) a motor vehicle, airplane or similar mode of transportation, (ii) a fixture or leasehold improvement, or (iii) intended by the Borrower to become a fixture or leasehold improvement;

         "(b) such equipment has been purchased by the Borrower from the manufacturer or a distributor thereof, has not been put in service by any Person prior to the date of the invoice furnished to the Borrower by such manufacturer or distributor, and has an invoice date of not earlier than January 31, 1996 or later than October 14, 1996;

         "(c) such equipment is owned solely by the Borrower and is not subject to any leasehold interest, assignment, claim, lien or security interest, other than a security interest in favor of the Bank pursuant to the Security Agreement; and

         "(d) such equipment is in the possession of the Borrower and is located in the State of New Jersey or another jurisdiction of which the Borrower has given the Bank written notice."

    ""EQUIPMENT LINE COMMITMENT" shall have the meaning set forth in Section 1A.1."

    ""EQUIPMENT LINE EXPIRATION DATE" shall have the meaning specified in
Section 1A.1."

    ""EQUIPMENT LINE OF CREDIT LOANS" shall have the meaning set forth in
Section 1A.1."

    ""EQUIPMENT LINE MATURITY DATE" shall have the meaning specified in Section 1A.5."

    ""EQUIPMENT LINE NOTE" shall have the meaning set forth in Section 1A.l."

         o. The definitions of "Line of Credit Loans" and "Extensions of Credit" are hereby changed to "Working Capital Line of Credit Loans." The definition of "Line of Credit Commitment" is hereby changed to "Working Capital Line of Credit Commitment." All references to such terms throughout the Credit Agreement and the other Loan Documents are changed accordingly.

         p. All references to the term "Note" in Section 1 of the Credit Agreement are changed to the term "Working Capital Line of Credit Note." All other references to the term "Note" in the Credit Agreement and the other Loan Documents shall (unless it is clear from the context that the reference is solely to the Working Capital Line of Credit Note) shall be changed to refer to "the Borrower Notes."

         q. The Credit Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

    4.   CONTINUING VALIDITY.

    Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby. Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents, is in full force and effect and is hereby ratified and confirmed.
The amendments set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

    5.   MISCELLANEOUS.

         a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

         b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         c. THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

         d. The Borrower agrees to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.

                       [remainder of page intentionally blank]

    IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                             SILICON VALLEY EAST, a Division of Silicon
                               Valley Bank



                             By:    /S/ JANE BRAUN
                                 ------------------------
                                 Name:  Jane Braun
                                 Title:  Vice President


                             SILICON VALLEY BANK



                             By:     /S/ G. LINVILL
                                 --------------------------
                                 Name:   G. Linvill
                                 Title:  SVP
                                 (signed in Santa Clara, CA)

                             FAXSAV INCORPORATED



                              By:
                                 ---------------------------
                                 Name:
                                 Title:

    IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                             SILICON VALLEY EAST, a Division of Silicon
                               Valley Bank



                             By:    /S/ JANE BRAUN
                                 -----------------------
                                 Name: Jane Braun
                                 Title:  Vice President

                             SILICON VALLEY BANK



                             By:
                                 -----------------------
                                 Name:
                                 Title:
                                 (signed in Santa Clara, CA)

                             FAXSAV INCORPORATED



                             By:
                                 -----------------------
                                 Name:
                                 Title:

    IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                        SILICON VALLEY EAST, a Division of Silicon
                               Valley Bank



                             By:
                                 -----------------------
                                 Name:  Jane Braun
                                 Title: Vice President

                             SILICON VALLEY BANK



                             By:
                                 -----------------------
                                 Name:
                                 Title:
                                 (signed in Santa Clara, CA)

                             FAXSAV INCORPORATED



                             By:     /S/ Peter S. Macaluso
                                 --------------------------
                                 Name:  Peter S. Macaluso
                                 Title: Vice President and CFO

                                      SCHEDULE A



               QUALIFICATIONS AND SUPPLEMENTS TO PRIOR REPRESENTATIONS


                                    See attached.

FAXSAV INCORPORATED
EQUIPMENT LEASE COMMITMENTS
AS OF MARCH 31, 1996




                                       EQUIPMENT      LEASE          TERM
LESSOR                                   COST        PAYMENT         DATE
------                                 ---------     -------         -------

LTI VENTURE LEASING
  ($300,000 lease line)
  SCHEDULE 1                           50,475           985          7/31/99
  SCHEDULE 2                           97,334         4,477          4/30/96
  SCHEDULE 3                           40,874         1,901          1/31/97
  SCHEDULE 4                           13,575           524          2/28/97
  SCHEDULE 5                           28,474         1,099          6/30/97
  SCHEDULE 6                           13,118         4,515          1/31/98
  SCHEDULE 7                            8,058         2,668          2/28/99

                                      ---------------------
                                      251,908        16,169

PHOENIX LEASING
  ($500,000 lease line)
  SCHEDULE 1                           93,677         3,068          3/16/98
  SCHEDULE 2                           51,574         1,689          3/31/98
  SCHEDULE 3                           93,368         3,058          4/30/98
  SCHEDULE 4                           95,696         3,134          7/31/98
  SCHEDULE 5                           92,439         3,027          10/31/98
  SCHEDULE 6                           59,449         1,947          11/31/98
                                       --------------------
                                      486,202        15,923


FIRST UNITED LEASING                   15,492           465          7/31/98

                         AMENDED AND RESTATED PROMISSORY NOTE
                        (Working Capital Line of Credit Loans)


$1,000,000                                       Wellesley, Massachusetts
                                                 April 15, 1996 (Originally
                                                 dated July 7, 1995)


    For value received, the undersigned, FAXSAV INCORPORATED, a Delaware corporation (the "BORROWER"), promises to pay to SILICON VALLEY BANK (the "BANK") at the office of the Bank located at 3003 Tasman Drive, Santa Clara, California 95054, or to its order, the lesser of One Million Dollars ($1,000,000) or the outstanding principal amount hereunder, on April 14, 1997 (the "MATURITY DATE"), together with interest on the principal amount hereof from time to time outstanding at a fluctuating rate per annum equal to the Prime Rate (as defined below) plus one-half percent (1/2%) until the Maturity Date, payable monthly in arrears on the fourteenth day of each calendar month occurring after the date hereof and on the Maturity Date. The Borrower promises to pay on demand interest at a per annum rate of interest equal to the Prime Rate plus 5% on any overdue principal (and to the extent permitted by law, overdue interest). The Bank's "Prime Rate" is the per annum rate of interest from time to time announced and made effective by the Bank as its Prime Rate (which rate may or may not be the lowest rate available from the Bank at any given time).

    Computations of interest shall be made by the Bank on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable.

    This promissory note amends and restates the terms and conditions of the obligations of the Borrower under the promissory note dated July 7, 1995 (the "ORIGINAL NOTE") by the Borrower to the Bank. Nothing contained in this promissory note shall be deemed to create or represent the issuance of new indebtedness or the exchange by the Borrower of the Original Note for a new promissory note. This promissory note is referred to in the credit agreement dated July 7, 1995, as amended by a loan document modification agreement dated as of April 15, 1996, by the Bank and accepted by the Borrower together with all related schedules, as the same may be amended, modified or supplemented from time to time (the "CREDIT AGREEMENT"), and is subject to optional and mandatory prepayment as provided therein, and is entitled to the benefits thereof and of the other Loan Documents referred to therein.

    Each reference in each Loan Document (as defined in the Credit Agreement) to "the Note", "thereof", "therein", "thereunder", or words of like import referring to the Original Note, shall mean and be a reference to the Original Note, as amended and restated hereby.

    Upon the occurrence of any Event of Default under, and as defined in, the Credit Agreement, at the option of the Bank, the principal amount then outstanding of and the accrued interest on the advances under this note and all other amounts payable under this note shall become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

    The Bank shall keep a record of the amount and the date of the making of each advance pursuant to the Credit Agreement and each payment of principal with respect thereto by maintaining a computerized record of such information and printouts of such computerized record, which computerized record, and the printouts thereof, shall constitute PRIMA FACIE evidence of the accuracy of the information so endorsed.

    The undersigned agrees to pay all reasonable costs and expenses of the Bank (including, without limitation, the reasonable fees and expenses of attorneys) in connection with the enforcement of this note and the other Loan Documents and the preservation of their respective rights hereunder and thereunder.

    No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

    THIS NOTE HAS BEEN DELIVERED TO THE BANK AND ACCEPTED BY THE BANK IN THE STATE OF CALIFORNIA.

    THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    BY ITS EXECUTION AND DELIVERY OF THIS NOTE, THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON -EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS (OR IF FOR ANY REASON ACCESS TO SUCH COURTS IS DENIED TO THE BANK, THEN, IN THE STATE OF CALIFORNIA) IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT, IRREVOCABLY

AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED, SUBJECT TO EXERCISE AND EXHAUSTION OF ALL RIGHTS OF APPEAL AND TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIMS THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

    ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS AND THIS NOTE SHALL BE DEEMED TO BE UNDER SEAL.

                             FAXSAV INCORPORATED



                             By:    /S/ Peter S. Macaluso
                                 --------------------------
                                 Name: Peter S. Macaluso
                                 Title: Vice President and CFO

                                   PROMISSORY NOTE
                           (Equipment Line of Credit Loans)


$750,000                                         Edison, New Jersey
                                                 As of April 15, 1996


    For value received, the undersigned, FAXSAV INCORPORATED, a Delaware corporation formerly known as Digitran Corporation (the "BORROWER"), promises to pay to SILICON VALLEY BANK (the "BANK") at the office of the Bank located at 3003 Tasman Drive, Santa Clara, California 95054, or to its order, the lesser of
(i) Seven Hundred Fifty Thousand Dollars ($750,000) or (ii) the principal outstanding hereunder as of October 14, 1996, in thirty-six (36) equal monthly installments payable on the fourteenth day of each month, commencing October 14, 1996 and ending on September 14, 1999 (the "MATURITY DATE"), but in no event more than Seven Hundred Fifty Thousand Dollars ($750,000) in principal amount in the aggregate, together with interest on the principal amount hereof from time to time outstanding at a fluctuating rate per annum equal to the Prime Rate (as defined below) plus one-half percent (1/2%) until the Maturity Date, payable monthly in arrears on the last day of each calendar month occurring after the date hereof and on the Maturity Date. The Borrower promises to pay on demand interest at a per annum rate of interest equal to the Prime Rate plus 5% on any overdue principal (and to the extent permitted by law, overdue interest). The Bank's "Prime Rate" is the per annum rate of interest from time to time announced and made effective by the Bank as its Prime Rate (which rate may or may not be the lowest rate available from the Bank at any given time).

    Computations of interest shall be made by the Bank on the basis of a year of 360 days for the actual number of days occurring in the period for which such interest is payable.

    This note is the Equipment Line Note referred to in the Loan Document Modification Agreement of even date herewith, which amended the credit agreement dated as of July 7, 1995, between the Bank and the Borrower (together with all related schedules), and as the same may be further amended, modified or supplemented from time to time (the "CREDIT AGREEMENT"), and is entitled to the benefits thereof and of the other Loan Documents referred to therein, and is subject to optional and mandatory prepayment as provided therein. This note is secured INTER ALIA by a Security Agreement dated as of July 7, 1995, herewith by the Borrower in favor of the Bank, and as the same may be further amended, modified or supplemented from time to time and by other Security Instruments referenced in the Credit Agreement.

    Upon the occurrence of any Event of Default under, and as defined in the Credit Agreement, at the option of the Bank, the principal amount then outstanding of and the accrued interest on the advances under this note and all other amounts payable under this note shall become immediately due and payable, without notice (including, without limitation, notice of intent to accelerate), presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

    The Bank shall keep a record of the amount and the date of the making of each advance pursuant to the Credit Agreement and each payment of principal with respect thereto either by maintaining a computerized record of such information and printouts of such computerized record, which endorsement or computerized record, and the printouts thereof, shall constitute PRIMA FACIE evidence of the accuracy of the information so endorsed.

    The undersigned agrees to pay all reasonable costs and expenses of the Bank (including, without limitation, the reasonable fees and expenses of attorneys) in connection with the enforcement of this note and the other Loan Documents and the preservation of their respective rights hereunder and thereunder.

    No delay or omission on the part of the Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right of the Bank, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every endorser or guarantor of this note regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral for this note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

    THIS NOTE SHALL BE DEEMED DELIVERED TO THE BANK AND ACCEPTED BY THE BANK IN THE STATE OF CALIFORNIA.

    THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR THE TRANSACTIONS CONTEMPLATED HEREBY.

    BY ITS EXECUTION AND DELIVERY OF THIS NOTE, THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS (OR IF FOR ANY REASON ACCESS TO SUCH COURTS IS DENIED TO THE BANK, THEN IN THE STATE OF CALIFORNIA) IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS NOTE, ANY LOAN DOCUMENT (AS DEFINED IN THE CREDIT AGREEMENT), OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT, IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER
PROVIDED, SUBJECT TO EXERCISE AND EXHAUSTION OF ALL RIGHTS OF APPEAL AND TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIMS THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF

SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

    ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS AND THIS NOTE SHALL BE DEEMED TO BE UNDER SEAL.

                             FAXSAV INCORPORATED



                             By:     /S/ Peter S. Macaluso
                                 ----------------------------
                                  Name: Peter S. Macaluso
                                  Title: Vice President and CFO

                                      EXHIBIT C

                                COMPLIANCE CERTIFICATE


TO: SILICON VALLEY BANK

FROM:FAXSAV INCORPORATED

    The undersigned authorized officer (the "Officer") of FaxSav Incorporated ("Borrower") hereby certifies that in accordance with the terms end conditions of the Credit Agreement between Borrower and Silicon Valley Bank, as amended (the "Agreement"), (i) Borrower is in complete compliance for the period ending 3/31/96 with all covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as if made on and as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time if on the date of determination the Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

         PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

Reporting Covenant                Required                      Complies
------------------                --------                      --------

Monthly financial statements      Monthly within 28 days        Yes      No
Annual (CPA Audited)              FYE within 105 days           Yes      No
A/R Aging                         Monthly within 15 days        Yes      No
A/R Audit                         Initial and Semi-Annual       Yes      No


Financial Covenant                Required       Actual         Complies
------------------                --------       ------         --------

Maintain on a Monthly Basis:
  Minimum Quick Ratio             1.25:1.0       1.61:1.0       Yes      No
  Minimum Tangible Net Worth     $3,500,000     $4,866,430      Yes      No
  Maximum Leverage Ratio          1.75:1.0       1.02:10        Yes      No
  Minimum Debt Service Ratio      1.50:1.0        N/A:1.0       Yes      No

Profitability:     Maximum Net Loss
                   for Quarters ending:
                   3/31/96        $1,600,000     $1,519,085     Yes       No
                   6/30/96        $  950,000     $___________   Yes       No
                   9/30/96        $  200,000     $___________   Yes       No
              Minimum Net Income
              for Quarters ending
              on or after:
                   12/31/96       $      1       $___________   Yes       No


-------------------
PLUS 100% of cumulative Net Income (with no offset for Net Losses for any month) earned during March 1996 and any month thereafter, PLUS 100% of the proceeds (net of reasonable costs of Issuance) of the sale of shares of capital stock.

Comments Regarding Exceptions:  See Attached.


Sincerely,



   /S/ Peter S. Macaluso
----------------------------
Signature: Peter S. Macaluso
Title: Vice President and CFO

Date:

--------------------------------------------------------------------------------

                               CERTIFICATE OF SECRETARY

BORROWER:     FaxSav Incorporated             LENDER:   Silicon Valley Bank
              379 Thornall Street                       3003 Tasman Drive
              Edison, NJ  08837                         P.O. Box 3762
                                                        Santa Clara, CA  95054

--------------------------------------------------------------------------------

    I, Peter S. Macaluso, hereby certify (1) that I am the duly elected, qualified and acting Secretary of FaxSav Incorporated, a Delaware corporation (the "Company"), and (2) that attached hereto as EXHIBIT A is a true, correct and complete copy of certain resolutions duly adopted by the Board of Directors of the Company on April 18, 1996 authorizing and approving, among other things, the execution, delivery and performance of the Loan Document Modification Agreement (No. 1) dated as of April 15, 1996, amending the Credit Agreement dated July 7, 1995 (as so amended and modified, the "Credit Agreement") by and between the Company and Silicon Valley Bank (the "Bank"), and the other agreements and transactions contemplated thereby, including without limitation the issuance to the Bank by the Borrower of (A) the Borrower's Amended and Restated Promissory Note (Working Capital Line of Credit Loans) dated April 15, 1996 in the original principal amount of up to $1,000,000 and (B) the Borrower's Promissory Note (Equipment Line of Credit Loans) dated as of April 15, 1996 in the original principal amount of up to $750,000. Said resolutions have not been amended or repealed and remain in full force and effect on the date hereof.

    IN WITNESS WHEREOF, I have signed this certificate and affixed the corporate seal of the Company.

Dated:   April 26, 1996                /s/ Peter S. Macaluso
         --------------                ---------------------
                                       Secretary



[Corporate Seal]

    I, Thomas F. Murawski, President of the Company do hereby certify that Peter S. Macaluso is on the date hereof the duly elected or appointed, qualified and acting Secretary of the Company, and the signature set forth above is the genuine signature of such officer.



                                       /s/ Thomas F. Murawski
                                       -----------------------

                                                                EXHIBIT A

RESOLVED: That the form, terms and conditions of (A) the Loan Document
          Modification Agreement (No. 1) and the attached Schedules and Exhibits (collectively, the "Loan Modification") to be entered into by and between Silicon Valley Bank (the "Bank") and the Corporation to modify and amend the Credit Agreement dated July 7, 1995 by and between the Bank and the Corporation (as so amended and modified, the "Credit Agreement"), pursuant to which the Bank will make available to the Corporation a $1,000,000 working-capital line of credit and a $750,000 equipment-loan line of credit, and (B) the Amended and Restated Promissory Note (Working Capital Line of Credit Loans) in the original principal amount of up to $1,000,000 and the Promissory Note (Equipment Line of Credit Loans) in the original principal amount of up to $750,000 to be executed pursuant to the Loan Modification and the Credit Agreement (together, the "Notes"), which form, terms and conditions have been presented to and reviewed by the Board of Directors, be, and they hereby are, approved and adopted; and further

RESOLVED: That the President, any Vice President and the Chief Financial Officer
          (the "Authorized Officers") of the Corporation be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, (A) to execute, under its corporate seal if necessary, and to deliver the Loan Modification and the Notes to be issued by the Corporation pursuant thereto in substantially the forms adopted with such changes as any such officer shall, in his sole discretion approve, such approval to be conclusively evidenced by such Authorized Officer's execution thereof, and (B) to request extensions of credit from time to time as contemplated by the Credit Agreement and the Notes, whether in the form of loan advances, letters of credit or otherwise; and further

RESOLVED: That the Authorized Officers of the Corporation be, and each of them singly hereby is, authorized and empowered, in the name and on behalf of the Corporation, to prepare, execute, deliver, file and record any and all agreements, certificates, and other documents and instruments (including, without limitation, any letter of credit applications or foreign exchange contracts), to request advances under the aforementioned Credit Agreement on behalf of the Corporation (whether in the form of loan advances, letters of credit or otherwise), to take any action as they or any of them may deem necessary or appropriate in order to effectuate fully the purposes of the foregoing resolutions and the transactions contemplated thereby, and to enter into on behalf of the Corporation any amendments, modifications or extensions to the Credit Agreement, the Notes or any security instruments or other document contemplated thereby as such officer may deem necessary or appropriate including, without limitation, any modification that increases the amount that the Corporation may borrow from the Bank under the Credit Agreement or otherwise; and further

RESOLVED: That any and all acts of the type authorized pursuant to these resolutions and performed prior to adoption and approval of these resolutions are hereby ratified and approved, that these resolutions Shall remain in full force and effect as long as any obligations are owing to the Bank or as long as the Bank is committed to make extensions of credit to the Company and the Bank may rely on these resolutions until written notice of their revocation shall have been delivered to and received by the Bank; provided, however, any such notice shall not affect any of the Corporation's agreements or commitments in effect or any of its obligations outstanding at the time such notice is given.

August 2, 1996

Peter Macaluso
Chief Financial Officer
FaxSav, Inc.
399 Thornall Street
3rd Floor
Edison, NJ 08837

Dear Peter:

Silicon Valley Bank ("Bank") hereby waives FaxSav Inc.'s ("Company") existing default under the Loan as a result of FaxSav Inc.'s failure to comply with the Profitability covenant as of the quarter ended June 30, 1996; the Quick Ratio covenant as of the month ended June 30, 1996; and the TNW covenant as of the month ended June 30, 1996.

Silicon Valley Bank's agreement to waive the above-described defaults
(1) in no way shall be deemed an agreement by the Bank to waive FaxSav, Inc.'s compliance with the above-described covenants as of all other dates and
(2) shall not limit or impair the Bank's right to demand strict performance of these covenants as of all other dates and (3) shall not limit or impair the Bank's right to demand strict performance of all other covenants as of any date. Furthermore, the Bank agrees to revise these covenants for the period ending July 31, 1996 and thereafter, as per the attached Term Sheet.

Sincerely,

/s/ Joan S. Parsons
----------------------
Joan S. Parsons
Senior Vice President
Technology Division


Agreed and Accepted this 2nd day of August, 1996.
    By: /s/ Peter S. Macaluso
    Title: Vice President and CEO

                         FAXSAV, INC.
                         ------------


FACILITY:               A) $1,000,000 Revolving Line of Credit.
                        B) $750,000 Equipment Line of Credit.

                        TOTAL OUTSTANDINGS LIMITED TO
                        $1,000,000 UNTIL IPO OR ADDITIONAL
                        EQUITY IS RAISED.

RATE:                   A) Prime +0.5%
                        B) Prime +0.5%

FEE:                    Aggregate modification fee of $2,500.00.

EXPIRATION:             A) 4/14/97
                        B) 10/14/96

ADVANCE RATE:           A) 60% of eligible domestic A/R under
                        90 days from invoice.
                        B) 80% of eligible equipment purchases
                        subsequent to 1/31/96.

COLLATERAL:             All Corporate Assets, including
                        Intellectual Property.

COVENANTS:

    Profitability:      (tested quarterly): Maximum loss of
                        ($2,100,000) for the quarter ending
                        9/30/96; Maximum loss of ($1,500,000)
                        for the quarter ending 12/31/96; and
                        Maximum loss of ($1,100,000) for the
                        quarter ending 3/31/97.

    Liquidity:          (tested monthly): Minimum Quick Ratio
                        of 0.6:1 for the months ending 7/31/96
                        through 9/30/96; increasing to 1.25:1 for the month ending 10/31/96 and thereafter.

    Leverage:           (tested monthly): Total Liabilities
                        divided by TNW not to exceed 2.2:1 for
                        the month ending 7/31/96; 2.7:1 for the
                        month ending 8/31/96; 3.35:1 for the
                        month ending 9/30/96; and 1.75:1 for the month ending 10/31/96 and thereafter.

    Tangible Net Worth: (tested monthly): Minimum
                        Tangible Net Worth of $1,000,000 for the months ending 7/31/96 through 9/30/96;
                        and $3,500,000 for the month ending
                        10/31/96 and thereafter.

                        Tangible Net Worth is defined as equity
                        plus Subordinated Debt minus Intangible
                        Assets.

    EQUITY EVENT:       IPO MUST OCCUR ON OR BEFORE 10/15/96
                        OR THE COMPANY MUST CLOSE ON
                        ADDITIONAL EQUITY IN THE MINIMUM
                        AMOUNT OF $3,000,000 BY 10/15/96.

REPORTING:              Monthly financials and Certificate of
                        Compliance within 30 days.

                        Borrowing Base Certificate and A/R
                        aging within 15 days.

                        Audited fiscal within 90 days.

OTHER:                  Primary operating account at SVB.

                        Some portion of excess funds at SVB.

                        Legal costs for account of Borrower.

                        Examination of Company's A/R by an
                        agent of the Bank at Company's expense.

Silicon Valley East                       40 William Street, Suite 360
A Division of Silicon Valley Bank         Wellesley, MA 02181 617-431-9901

October 8, 1996

Peter S. Macaluse
Vice President & Chief Financial Officer
FaxSav Incorporated
399 Thernall Street
Edison, N.J. 08837


Dear Peter:

Per our telephone conversation earlier today, below is a recap of the Bank approved changes to FaxSav Inc.'s Credit Facilities:

- The closing date for an IPO or private placement shall be changed from the existing date of October 15, 1996 to October 30, 1996:

- Upon the (1) successful completion of an IPO with net proceeds to the Company of no less than $12,000,000 and (2) payment in full of the line of credit balance (the line will be terminated; no additional borrowings will be permitted), all existing covenants will be dropped and the following covenant will be added; Minimum cash and short-term investments shall at all times be equal to at least two times the term loan balance outstanding. This covenant will be tested quarterly.

   In addition, the Bank agrees to:
   (1) release its all asset lien and terminate the negative pledge but retain a perfected security interest in the assets financed by the term loan;
   (2) change the reporting requirements so that the Bank receives the Company's 10Qs and 10Ks within 5 days of filing and a copy of the audited annual report within 90 days of a fiscal year end;
   (3) no longer require an accounts receivable audit.

Peter, if these changes meet with your approval, please sign in the space provided below. There will be a $500.00 fee associated with this modification which will be due upon your acceptance. Once I receive a signed copy of this letter back from you, I will have these terms put into a legal document.

If you have any questions with regard to these changes, please call me at
(617) 431-9909.


Sincerely

/s/ Jane A. Braun
-----------------
Jane A. Braun
Vice President

ACCEPTED BY:


/s/ Peter Macaluso
----------------------
Peter Macaluso, VP and CFO

cc:  Diane Raven, Documentation Specialist, SVB

                        (Member FDIC)